Exhibit 10.15

CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) A TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAS BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Execution Version

FLASH FORWARD MASTER AGREEMENT

Dated as of July 13, 2010

by and among

TOSHIBA CORPORATION,

SANDISK CORPORATION

and

SANDISK FLASH B.V.

Execution Version

-i-

Execution Version

TABLE OF CONTENTS

(continued)

-ii-

Execution Version

This FLASH FORWARD MASTER AGREEMENT, dated as of July 13, 2010, is entered into by and among, on one side, TOSHIBA CORPORATION, a Japanese corporation (“Toshiba”), and, on the other side, SANDISK CORPORATION, a Delaware corporation (“SanDisk Corporation”), and SANDISK FLASH B.V., a company organized under the laws of The Netherlands (“SanDisk Flash,” and collectively with SanDisk Corporation, “SanDisk” and SanDisk together with Toshiba, the “Parties”).

WHEREAS, pursuant to that certain Flash Partners Master Agreement by and among Toshiba, SanDisk Corporation and SanDisk (Cayman) Limited, dated as of September 10, 2004 (the “FP Master Agreement”), and the agreements referenced therein, as amended by the JVRA (as hereinafter defined), the Parties have had a collaboration for development and manufacture of Y3 NAND Flash Memory Products (as defined in the FP Master Agreement);

WHEREAS, pursuant to that certain Flash Alliance Master Agreement by and among Toshiba, SanDisk Corporation and SanDisk (Ireland) Limited, dated as of July 7, 2006 (the “FA Master Agreement”), and the agreements referenced therein, as amended by the JVRA, the Parties have had a collaboration for development and manufacture of Y4 NAND Flash Memory Products (as defined in the FA Master Agreement);

WHEREAS, the Parties desire to extend their collaboration to encompass (i) additional joint development and manufacture of Y5 NAND Flash Memory Products (as hereinafter defined) by a new joint venture company, (ii) possible joint production of R/W (as hereinafter defined) to be produced at the wafer fabrication facility known as “Y5” by the new joint venture company and (iii) the other matters discussed herein; and

WHEREAS, in order to realize these goals, the Parties desire to consummate or cause to be consummated the transactions described in this Agreement, and any other transactions which the Parties may from time to time consider necessary or appropriate to carry out the intent of the Parties as expressed herein.

NOW, THEREFORE, the Parties agree as follows:

1.	Definitions and Interpretation

1.1	Certain Definitions.

(a)	Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Appendix A (Definitions, Rules of Construction and General Terms and Conditions).

(b)	As used herein, the term “Agreement” means this Flash Forward Master Agreement together with any Exhibits, Schedules, Appendices and Attachments hereto.

1.2	Additional Definitions. The following capitalized terms used in this Agreement shall have the respective meanings assigned in this Agreement:

Term	Defined In
3D Collaboration Agreement	Section 2.1(c)(v)
3D Memory	Section 3.2(b)(i)
3D Memory Products	Section 3.2(b)(ii)
Acquiring Party	Section 9.1(d)
Adjustment Payment	Section 7.3
Agreement	Section 1.1(b)
Alternative Use	Section 6.3(a)(iii)
AMC	Section 6.8(a)(i)

Execution Version

Amendment No. 5 to Patent Cross License Agreement	Section 2.1(c)(iii)
Building Depreciation Prepayment	Section 8.2(a)(iii)(A)
Business Plan	Section 5.1(a)
Capital Interests Purchase Agreement	Section 2.1(b)(i)
Catch-Up Space	Section 6.7(a)(iv)
Closing	Section 2.1(a)
Common R&D Agreement	Section 2.1(c)(i)
Common R&D Development Expenses	Section 6.8(a)(i)
Costs	Section 6.3(a)(iii)
Cross License Agreement	Section 2.1(c)(iii)
Defaulting Party	Section 6.12(d)
Designated Individuals	Section 6.3(b)(ii)
EC Compensation	Section 6.6(b)(i)(D)
EC Party or Excess Capacity Party	Section 6.6(b)(i)
Embedded NAND Product	Section 6.6(c)
Employer	Section 6.10(b)(vii)
Engineers	Section 6.10(a)(ii)
Environmental Indemnification Agreement	Section 2.1(b)(vii)
Equipment	Section 6.3(a)(iii)
Equivalent Lot	Section 7.4(e)
Evaluation Wafers	Section 6.8(a)(iv)
FA Master Agreement	Recitals
FF Foundry Agreement	Section 2.1(b)(iv)
FF Headcount Plan	Section 6.10(a)(i)
FF Interests	Section 4.2(a)
FF Operating Agreement	Section 2.1(b)(ii)
FF Operative Documents	Section 2.1(b)
FF Patent Indemnification Agreement	Section 2.1(b)(vi)
FF Purchase and Supply Agreements	Section 2.1(b)(v)
FF Termination Date	Section 9.1(b)
Financing	Section 6.12(b)(iii)
Fixed Manufacturing Costs	Section 7.4(a)(i)
Flash Forward	Section 2.1(b)
FP Master Agreement	Recitals
Headcount Working Group	Section 6.10(a)(iii)
ICs	Section 3.2(a)(i)
Intellectual Property	Section 4.7
Investing Party	Section 6.3(a)(ii)
Investment Plan	Section 6.3(b)(i)
[***]	Section 2.1(c)(iv)
JMDY Development Expenses	Section 6.8(a)(iv)
Joint Operative Documents	Section 2.1(c)
Joint Tool Procurement Team	Section 6.1(a)
[***]	Section 3.3(a)(i)

Execution Version

[***]	Section 3.3(a)(ii)
JV Space	Section 3.3(a)
JV Y5 NAND Flash Memory Products	Section 3.2(a)(ii)
JV Y5 Wafer Sales Price	Section 8.4(c)(i)
JVRA	Section 2.1(c)(vi)
Leading Party	Section 6.7(a)
Lease Agreement	Section 2.1(b)(viii)
Management Representative	Section 6.9
Master Operative Documents	Section 2.2
NAND	Section 3.2(a)(i)
NAND Flash Memory Integrated Circuits	Section 6.13
NAND Flash Memory Products	Section 3.2(a)(i)
Non-Defaulting Party	Section 6.12(d)
Non-Engineer SanDisk Team Members	Section 6.10(b)(ii)
Non-Investing Party	Section 6.3(a)(ii)
Non-JV Space	Section 3.3(b)
Non-NAND Products	Section 3.2(b)(iv)
Non-Originating Party	Section 6.6(e)
Originating Party	Section 6.6(e)
Parties	Heading
Phase I	Section 3.3
[***]	Section 6.7(a)(i)(B)
Phase I Investing Party	Section 6.3(a)(i)
Phase I Minimum RUP Commitment	Section 6.3(a)(i)
[***]	Section 6.3(a)(i)
Phase II	Section 3.3
[***]	Section 6.7(a)(ii)
Phase II Construction Plan Notice	Section 6.7(a)(i)(A)
Phase II Investing Party	Section 6.3(a)(ii)
Phase II Minimum RUP Commitment	Section 6.3(a)(ii)
Phase II Non-Investing Party	Section 6.3(a)(ii)
Process Technology	Section 6.2(a)
Product Development Agreement	Section 2.1(c)(ii)
Proposal	Section 6.3(c)(i)
Proprietary NAND Flash Memory Products	Section 6.6(d)
Purchased Capacity	Section 6.7(c)
Qualification Wafers	Section 6.8(a)(v)
R/W	Section 3.2(b)(iii)
Requesting Party	Section 9.1(d)(i)
Reservation Option	Section 6.7(a)
Reservation Payment	Section 6.7(b)
Restructuring Costs	Section 9.1(j)(ii)(B)
RMPA	Section 2.1(c)(x)
SanDisk	Heading

Execution Version

SanDisk Corporation	Heading
SanDisk Engineers	Section 6.10(a)(ii)
SanDisk Financing	Section 6.12(b)(iii)
SanDisk Flash	Heading
SanDisk Flash-Flash Forward Services Agreement	Section 2.1(b)(xi)
SanDisk Foundry Agreement	Section 2.1(c)(vii)
SanDisk Purchase and Supply Agreement	Section 2.1(b)(v)
[***]	Section 3.3(b)(ii)
[***]	Section 3.3(b)(ii)
SanDisk Share	Section 9.1(j)(ii)(A)
SanDisk Team	Section 6.10(b)
Selling Party	Section 9.1(d)
Shortfall Quarter	Section 7.3
Start-Up Costs	Section 7.1
[***]	Section 7.3
Termination Capacity	Section 9.1(d)(i)
Third Party Sale	Section 6.3(a)(iii)
Threshold NAND Capacity Ratio	Section 7.4(b)
Toshiba	Heading
Toshiba Engineers	Section 6.10(a)(ii)
Toshiba Financing	Section 6.12(b)(iii)
[***]	Section 3.3(b)(i)
[***]	Section 3.3(b)(i)
Toshiba Purchase and Supply Agreement	Section 2.1(b)(v)
Toshiba’s Cost of Debt	Section 8.2(b)
Toshiba-Flash Forward Services Agreement	Section 2.1(b)(x)
Toshiba-SanDisk Flash Services Agreement	Section 2.1(b)(ix)
Trailing Party	Section 6.7(a)
Unilateral Expansion	Section 3.3(b)(iii)
Unilateral Expansion Space	Section 3.3(b)(iii)
Variable Manufacturing Costs	Section 7.4(a)(ii)
Y3 NAND Flash Memory Products	Section 3.2(a)(iii)
Y3 Ramp-Up Plan	Section 6.5(a)(i)(E)
Y4 NAND Flash Memory Products	Section 3.2(a)(iii)
Y4 Ramp-Up Plan	Section 6.5(a)(i)(E)
Y5 Capacity Ratio	Section 7.4(c)
Y5 Direct R&D Development Products	Section 6.8(a)(iii)
Y5 Facility or Y5	Section 3.1
Y5 NAND Capacity Ratio	Section 7.4(d)
Y5 NAND Flash Memory Products	Section 3.2(a)(ii)

1.3	Rules of Construction and Documentary Conventions. The rules of construction and documentary conventions and general terms and conditions set forth in Appendix A shall apply to this Agreement.

Execution Version

1.4

Precedence. The terms and provisions of this Agreement are binding on the Parties; provided, however, that to the extent that a description in this Agreement of another agreement (whether an FF Operative Document or otherwise) conflicts with or differs from the provisions of that agreement, then the provisions of that agreement shall control as to such conflict or difference unless this Agreement expressly amends such other agreement or provision, as the case may be.

2.	Closing and Post-Closing Transactions

2.1	Closing Transactions.

(a)

Closing. The Parties shall effect the transactions set forth in this Section 2.1, all of which shall occur as soon as practicable after the date hereof and upon the consummation of the transactions contemplated by the Capital Interests Purchase Agreement (as defined below) and subject to the terms and conditions set forth therein unless otherwise stipulated (the effecting of such transactions, collectively, the “Closing”).

(b)

Flash Forward Documents. Unless otherwise indicated in this Section 2.1(b), as of the Closing Date, the Parties shall enter into or cause to be entered into or otherwise become effective the following agreements and documents (collectively with this Agreement, the “FF Operative Documents”) to apply to their joint development, manufacture and selling of Y5 NAND Flash Memory Products by and through Flash Forward, Ltd., a Japanese godo kaisha (“Flash Forward”) (the description of each document below is for reference only and shall not be used in interpreting any such document):

(i)

a Capital Interests Purchase Agreement between Toshiba and SanDisk Flash, substantially in the form of Exhibit Al (the “Capital Interests Purchase Agreement”), and which concerns the sale by Toshiba and purchase by SanDisk Flash at the Closing of 49.9% of the FF Interests;

(ii)	an Operating Agreement between Toshiba and SanDisk Flash, substantially in the form of Exhibit A2 (the “FF Operating Agreement”), and which concerns governance of Flash Forward;

(iii)	Articles of Incorporation of Flash Forward in the form of Exhibit A to the FF Operating Agreement;

(iv)	a Foundry Agreement between Flash Forward and Toshiba, reflecting terms and conditions mutually agreed between the Parties (the “FF Foundry Agreement”);

(v)

a Purchase and Supply Agreement, by and between Flash Forward and SanDisk Flash (the “SanDisk Purchase and Supply Agreement”) and a Purchase and Supply Agreement, between Flash Forward and Toshiba (the “Toshiba Purchase and Supply Agreement” and together with the SanDisk Purchase and Supply Agreement, the “FF Purchase and Supply Agreements”), which shall reflect terms and conditions mutually agreed between the Parties and which concern the forecasting and purchase commitments by SanDisk Flash and Toshiba, respectively, of Y5 NAND Flash Memory Products;

(vi)

a Patent Indemnification Agreement among SanDisk Corporation, [***] and Toshiba, dated as of the date hereof, in the form of Exhibit A3 (the “FF Patent Indemnification Agreement”), and which concerns patent indemnification obligations of Toshiba in favor of SanDisk, and certain contribution obligations of SanDisk with respect to Y5 NAND Flash Memory Products and 3D Memory Products;

Execution Version

(vii)

a Mutual Contribution and Environmental Indemnification Agreement between SanDisk Corporation and Toshiba, dated as of the date hereof, in the form of Exhibit A4 (the “Environmental Indemnification Agreement”), and which concerns indemnification obligations of the parties thereto in favor of one another with respect to Flash Forward and the Yokkaichi Facility (as defined in Appendix A);

(viii)

a Lease Agreement between Flash Forward and Toshiba, as owner of the Yokkaichi Facility, substantially in the form of Exhibit A5 (the “Lease Agreement”), and which concerns the leasing of Flash Forward’s equipment to Toshiba as owner of the Yokkaichi Facility;

(ix)

a Services Agreement between SanDisk Flash and Toshiba, substantially in the form of Exhibit A6 (“Toshiba-SanDisk Flash Services Agreement”), and which concerns Toshiba’s provision of certain services to SanDisk and SanDisk Flash’s payment to Toshiba for such services;

(x)

a Services Agreement between Flash Forward and Toshiba, as owner of the Yokkaichi Facility, substantially in the form of Exhibit A7 (the “Toshiba-Flash Forward Services Agreement”), and which concerns Toshiba’s provision of certain services to Flash Forward and Flash Forward’s payment to Toshiba for such services; and

(xi)

a Services Agreement between Flash Forward and SanDisk Flash, substantially in the form of Exhibit A8 (“SanDisk Flash-Flash Forward Services Agreement”), and which concerns SanDisk Flash’s provision of certain services to Flash Forward and Flash Forward’s payment to SanDisk Flash for such services.

(c)

Joint Operative Documents. The Parties acknowledge and agree that the following agreements shall remain in force or be amended or executed as indicated below and shall apply generally to the Parties’ collaboration with respect to NAND Flash Memory Products, 3D Memory Products and related products (collectively, the “Joint Operative Documents”):

(i)

the Fourth Amended and Restated Common R&D and Participation Agreement between the SanDisk Corporation and Toshiba (the “Common R&D Agreement”), which shall reflect terms and conditions mutually agreed between the Parties and which concerns collaboration between the Parties with respect to research and development activities;

(ii)

the Third Amended and Restated Product Development Agreement between the SanDisk Corporation and Toshiba (the “Product Development Agreement”), which shall reflect terms and conditions mutually agreed between the Parties and which concerns collaboration between SanDisk Corporation and Toshiba with respect to product development activities;

(iii)

an Amendment No. 5 to the Patent Cross License Agreement, dated as of the date hereof, between SanDisk Corporation and Toshiba (the “Amendment No. 5 to Patent Cross License Agreement”), a copy of which is Exhibit B, amending that certain Patent Cross License Agreement between SanDisk Corporation and Toshiba, dated as of July 30, 1997 (as previously amended, the “Cross License Agreement”), and which concerns certain patent licenses granted by SanDisk Corporation and Toshiba to one another;

(iv)

the Amended and Restated Joint Memory Development Yokkaichi Agreement between SanDisk Corporation and Toshiba (the “JMDY Agreement”), which shall reflect terms and conditions mutually agreed between the Parties and

Execution Version

which concerns the Parties joint development project to cooperate on the development of a pilot line at the Y4 Facility;

(v)

the 3D Collaboration Agreement, dated as of June 13, 2008, between SanDisk Corporation and Toshiba (the “3D Collaboration Agreement”), which concerns the Parties further expansion of their collaboration through a project for the joint development of and technical collaboration on 3D Memory;

(vi)

the Joint Venture Restructure Agreement, dated as of January 29, 2009, among SanDisk Corporation and certain of its affiliates, Toshiba Corporation, Flash Alliance and Flash Partners (the “JVRA”), in which the Parties restructured Flash Partners and Flash Alliance and amended the FP Operative Documents and FA Operative Documents;

(vii)

the SanDisk Foundry Agreement, dated as of January 29, 2009, between SanDisk Corporation and Toshiba Corporation (the “SanDisk Foundry Agreement”), in which Toshiba agreed to build certain products for SanDisk;

(viii)	[***]

(ix)	the FVCJ Wind-Down Agreement, dated as of June 16, 2008, by and between Toshiba Corporation and SanDisk Corporation; and

(x)

an Amended and Restated Raw Materials Purchase Agreement by and among SanDisk Corporation and certain of its Affiliates and Toshiba Corporation (the “RMPA”), in which the Parties shall agree how to allocate the costs for certain raw materials.

2.2

Further Assurances. Following the Closing, each Party shall, and shall cause its Affiliates and Flash Forward to, take all reasonable actions necessary or appropriate to effectuate the transactions contemplated by this Agreement, the FF Operative Documents and the Joint Operative Documents (collectively, the “Master Operative Documents”), and to obtain (and cooperate with the other Party in obtaining) any Governmental Action or third party consent required to be obtained or made by it in connection with any of the transactions contemplated by the Master Operative Documents; provided, that no Burdensome Condition shall be made to exist with respect to such Party or any of its Affiliates in connection therewith.

2.3

Continuation of FP and FA Documents. The Parties agree that unless otherwise expressly stated herein (a) neither the FA Operative Documents nor the FP Operative Documents shall affect the interpretation of this Agreement, the governance or operation of Flash Forward or the Y5 Facility and (b) the FF Operative Documents shall not affect the interpretation of the FA Master Agreement and the FP Master Agreement (in each case as amended by the JVRA), the governance or operation of Flash Alliance or the governance or operation of Flash Partners.

3.	Purpose and Products of Flash Forward and Rights to Y5 Production Space

3.1

Purpose. The Parties acknowledge and agree that the purpose of the Master Operative Documents and Flash Forward is the manufacture, including by subcontract to Toshiba pursuant to the FF Foundry Agreement, and sale to Toshiba and SanDisk Flash of NAND Flash Memory Products manufactured at the facility known by the Parties as “Y5” (the “Y5 Facility” or “Y5”), which is a part of the Yokkaichi Facility, as well as to set forth each of SanDisk’s and Toshiba’s rights to Y5 Facility production.

Execution Version

3.2	Products. The following types of products will be produced by Flash Forward at the Y5 Facility:

(a)	NAND Flash Memory Products.

(i)

“NAND Flash Memory Products” or “NAND,” as used herein, are NAND (both binary and MLC Flash Memory) Flash Memory Integrated Circuits (“ICs”), excluding any products with process design rules generally greater than [***]. Embedded ICs incorporating NAND Flash Memory Products shall be considered to constitute “NAND Flash Memory Products” if the main function and value of such IC is flash memory, but shall not be considered to constitute “NAND Flash Memory Products” if the main function and value of such IC is logic. For the purpose of the foregoing, the “main function and value” of any product shall be considered to be flash memory if (x) the total NAND flash memory array area is greater than [***] of the total die area or (y) the product is a cut-down or derivative of a standard NAND Flash Memory Product.

(ii)

NAND Flash Memory Products manufactured at the Y5 Facility are referred to as “Y5 NAND Flash Memory Products.” “JV Y5 NAND Flash Memory Products” are Y5 NAND Flash Memory Products which will be produced in the JV Space (under the FF Foundry Agreement between Flash Forward and Toshiba) for sale to Toshiba and SanDisk pursuant to the FF Purchase and Supply Agreements.

(iii)

NAND Flash Memory Products manufactured at the Y3 Facility are referred to as “Y3 NAND Flash Memory Products;” and NAND Flash Memory Products manufactured at the Y4 Facility are referred to as “Y4 NAND Flash Memory Products”.

(b)	Other Products.

(i)	“3D Memory” has the meaning given in the 3D Collaboration Agreement.

(ii)	“3D Memory Products” has the meaning given in the 3D Collaboration Agreement.

(iii)	“R/W” has the meaning given in the 3D Collaboration Agreement.

(iv)	“Non-NAND Products” means any technology or product other than NAND Flash Memory Products.

(v)	[***]

(c)

Each Party shall be permitted to market and sell all NAND Flash Memory Products and R/W, subject to the limitations set forth in [***], to any third party in any form, including chips, packaged devices, wafers, die and cards.

3.3

Phases I and II; Rights to Y5 Facility Production Capacity Space. The Y5 Facility shall consist of a first phase (“Phase I”) with manufacturing capability for an estimated [***] Equivalent Lots per month, and, upon notice by Toshiba to SanDisk [***] a second phase (“Phase II”) currently planned to be substantially similar in size and Equivalent Lot capacity. If Toshiba shall not have given notice of its approval of Phase II by [***] , or such other date as is agreed by the Parties, then, unless otherwise agreed between the Parties [***] disregarded and the costs associated with Phase II, such as, land acquisition costs, land preparation costs, foundation costs and infrastructure costs, in each case which would not have been incurred if not for Phase II, [***]. In each of Phase I and Phase II, the Parties shall have the rights to invest

Execution Version

and secure production capacity and clean room space as follows, subject to [***], the other provisions of this Agreement and subsequent written agreement between the Parties:

(a)	JV Space. Flash Forward shall have the right to invest in and secure the production capacity and/or clean room space in each phase [***] as set forth below.

(i)

Flash Forward shall have the right to invest in all production capacity of Phase I and Phase II that is not yet dedicated to [***] for the production of [***] with the amount of such investment subject to adjustments provided for in this Agreement or in a Business Plan or as otherwise agreed by the Parties in writing, to be manufactured by Flash Forward and purchased by either SanDisk or Toshiba pursuant to the applicable FF Purchase and Supply Agreement dated as of the date of this Agreement (the clean room space actually so utilized at any time, the [***].

(ii)

Flash Forward shall have the right to invest in up to approximately [***] of the clean room space in Phase II for the production of [***], such amount subject to adjustments provided for in this Agreement or in a Business Plan or otherwise agreed by the Parties in writing (the space actually so utilized at any time, the [***].

(b)	[***]. Each of SanDisk and Toshiba shall have the right to invest in and secure the clean room space in each phase [***] as follows:

(i)

Toshiba [***]. Toshiba shall have the right to invest in up to approximately [***] of the clean room space in each of Phase I and Phase II for the production by Toshiba [***] , subject to adjustments provided for in this Agreement or otherwise agreed by the Parties in writing.

(ii)

SanDisk [***]. SanDisk shall have the right to invest in up to approximately [***] of the clean room space in each of Phase I and Phase II for the production by SanDisk [***] subject to adjustments provided for in this Agreement or otherwise agreed by the Parties in writing.

(iii)

Unilateral Expansion Space. Subject to adjustments provided for in this Agreement or otherwise agreed by the Parties in writing, if a Party exercises a right to proceed unilaterally in expanding capacity in the Y5 Facility [***] shall be utilized in production by the Party exercising such Unilateral Expansion right.

(c)	[***] Priority. [***] and there shall be no restriction on Flash Forward’s ability to expand [***] or a Party’s ability to make [***] is already fitted out and producing wafers.

4.	Representations and Warranties of the Parties

Except as may be disclosed in disclosure schedules attached to this Agreement, each Party represents and warrants to the other Party, as of the Closing, as follows:

4.1	Organization, Ownership Interest, etc.

(a)

It and each of its Affiliates that is a party to any Master Operative Document is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation and has the power and authority to carry on its business as conducted on the date hereof, to own or hold under lease its properties and to enter into and perform its obligations under each Master Operative Document to which it is a party.

Execution Version

(b)

It and each of its Affiliates that is a party to any Master Operative Document is duly qualified to own or lease its properties and generally to conduct its business as currently, or as proposed under the Master Operative Documents to be, conducted in each jurisdiction necessary for purposes of the transactions contemplated by the Master Operative Documents, except where failure to so qualify would not have a material adverse effect on either Party or Flash Forward.

4.2	Authorization; No Conflict.

(a)

It and each of its Affiliates has duly authorized by all necessary action (i) the execution, delivery and performance of each Master Operative Document to which it or any of its Affiliates is a party and (ii) the exercise of its rights as a holder of capital interests (mochibun) of Flash Forward (the “FF Interests”) to approve the execution, delivery and performance by Flash Forward of each Master Operative Document to which it is a party and for which the approval of the holders of FF Interests is required.

(b)

Its and each of its Affiliates’ execution and delivery of each Master Operative Document to which it is a party, its and each of its Affiliates’ consummation of the transactions contemplated thereby and its and each of its Affiliates’ compliance therewith does not and will not (i) require any approval of its or any of such Affiliates’ stockholders or any approval or consent of any trustee or holder of any of its or any of such Affiliates’ Indebtedness or obligations, (ii) contravene any Governmental Rule applicable to or binding on it or any of such Affiliates or any of its or their properties if such contravention would have a material adverse effect on it or any of such Affiliates or on its or their ability to perform any of its or any of such Affiliates’ obligations under any Master Operative Document, (iii) contravene or result in any breach of, or constitute any default, with or without the passage of time, the giving of notice or both, under its charter or by-laws, or contravene or result in any breach of or constitute any default under, or result in the creation of any Lien (other than Permitted Liens) upon any of its or any of such Affiliates property or the property of Flash Forward under, any material indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, loan or credit agreement, non-compete agreement, license agreement, partnership or joint venture agreement or other material agreement or document to which it or any of such Affiliates is a party or by which it or any of such Affiliates or any of its or their properties is or is intended to be bound or by which Flash Forward or any of its properties is or is intended to be bound, (iv) require any negotiation with, or notice to, any labor union or violate, or require any procedure to be followed under, any collective bargaining or other agreement with employees or (v) require any Governmental Action (other than immaterial Governmental Actions such as routine qualifications to do business intended to be obtained as needed or Governmental Actions needed in connection with the construction and operation of the Y5 Facility), except, in each case described in clauses (i) through (v) above, such as have been duly obtained, made, taken or otherwise accomplished and which are in full force and effect. All consents and approvals of any Governmental Authority (other than immaterial Governmental Actions such as routine qualifications to do business intended to be obtained as needed or Governmental Actions needed in connection with the operation of the Y5 Facility) or other third Person necessary or advisable for such Party or any of its Affiliates to consummate in all material respects the transactions contemplated by the Master Operative Documents have been obtained. No Burdensome Condition exists with respect to such Party, any of its Affiliates or Flash Forward in connection with the transactions contemplated by the Master Operative Documents.

4.3	Enforceability.

(a)	It has duly executed and delivered this Agreement and, upon the execution and delivery of this Agreement by the other Party, this Agreement will constitute its legal,

Execution Version

valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally or the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity).

(b)

It and each of its Affiliates have duly executed and delivered each other Master Operative Document to which it or any such Affiliate is a party and, upon the execution and delivery of each such other Master Operative Document by each other party thereto, each such other Master Operative Document will constitute its legal, valid and binding obligation, enforceable against it or its Affiliates in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally or the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity).

4.4

Proceedings. There are no actions, claims, investigations or proceedings pending, or to its knowledge threatened, by or before any Governmental Authority that, if adversely determined, would have a material adverse effect on it or any of its Affiliates that is a party to any Master Operative Document or, on the conduct of the business of Flash Forward following the Closing as contemplated in the Master Operative Documents or on it or any of its Affiliates’ ability to perform any material obligation under any Master Operative Document.

4.5

Litigation; Decrees. Except as set forth in Schedule 4.5, there are no lawsuits, arbitrations or other legal proceedings pending, or to its knowledge threatened, by or against or affecting it or any of its Affiliates or any of their respective properties that (a) are reasonably likely, based on information known to it as of the date hereof, to have a material adverse effect on the conduct of the business of Flash Forward following the Closing as contemplated by the Master Operative Documents or (b) relate to any of the transactions contemplated by the Master Operative Documents in a manner which is material to it, any of its Affiliates’ or Flash Forward’s ability to carry out the transactions contemplated hereby and in the FF Operative Documents or which could have a material adverse effect on the conduct of the business of Flash Forward following the Closing as contemplated in the Master Operative Documents.

4.6

Compliance with Other Instruments. Neither it nor any of its Affiliates that is a party to any Master Operative Document is in default in any material respect in the performance of any material obligation, agreement, instrument or undertaking to which it or any of its Affiliates is a party or by which it or any of its Affiliates or any of its or their properties is bound, and there is no such obligation, agreement, instrument or undertaking to which it or any of its Affiliates is a party or by which it or any of its Affiliates or any of its or their properties is bound, in each case which is reasonably likely to have a material adverse effect on the conduct of the business of Flash Forward following the Closing as contemplated by the Master Operative Documents.

4.7

Patents and Proprietary Rights. Except as set forth in Schedule 4.7, to its knowledge, it owns or possesses sufficient legal rights to all patents, utility models, trademarks, service marks, trade names, copyrights, applications for any of the foregoing, mask works, software, trade secrets, licenses, information and proprietary rights and processes (collectively, “Intellectual Property”) necessary (a) to carry out its or any of its Affiliates’ obligations under the Master Operative Documents and (b) for the conduct of the business of Flash Forward following the Closing as contemplated in the Master Operative Documents, without any conflict with or infringement of the rights of others, except as will not have a material adverse effect on either (a) or (b) above. Except with respect to items referenced in Schedule 4.7, it has not received any communications alleging that its Intellectual Property violates, or by its or any of

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its Affiliates entering into the transactions contemplated by the Master Operative Documents, would violate the Intellectual Property of any other Person or entity, which violation could reasonably be expected to have a material adverse effect on either (a) or (b) above.

4.8

Compliance with Laws. It and each of its Affiliates has complied and is complying in all material respects with all laws, statutes, permit requirements, licensing requirements, rules and regulations and judicial or administrative decisions, except where the failure to so comply would not have a material adverse effect on its or any of its Affiliates ability to perform its or their obligations hereunder or under any other Master Operative Document or on the conduct of the business of Flash Forward following the Closing as contemplated by the Master Operative Documents.

4.9

Patent Cross Licenses. Except as set forth on Schedule 4.9, with respect to (a) Toshiba, there are no patent cross licenses between it and any third party that would require Flash Forward to make any payment pursuant to Section 8 or Section 10 of Amendment No. 1 to the Cross License Agreement dated May 9, 2000, and (b) SanDisk, there are no patent cross licenses between it and any third party that would require Flash Forward to make any payment pursuant to Section 8 of the Cross License Agreement.

5.	Covenants

5.1	Covenants of the Parties. Each Party agrees that, during the term of this Agreement:

(a)

Performance of Obligations. It and each of its Affiliates shall fully and faithfully carry out (i) all its obligations under each Master Operative Document to which it or any Affiliate is a party, and (ii) once agreed, each applicable Business Plan (as defined in the FF Operating Agreement) (“Business Plan”).

(b)

Ownership Interest. Except as otherwise expressly permitted by the FF Operating Agreement and this Agreement, it shall not Transfer or permit any of its Affiliates to Transfer all or any portion of its FF Interests (or all or any portion of its interest in any Affiliate through which it beneficially owns its FF Interests) to any Person without the consent of the other Party.

5.2	Public Announcements.

(a)	At or following the Closing, neither Party shall, nor shall it permit any of its Affiliates to, without the prior written consent of the other Party:

(i)

issue any public release, announcement or other document, or otherwise publicly disclose any information or make any public statement, concerning the operations of Flash Forward that refers to the other Party or any of its Affiliates in connection therewith (other than a general reference to affiliation with Flash Forward) that (A) concerns the financial condition or results of operations of Flash Forward other than as required by any Governmental Rule, Japanese GAAP, Japanese GAAS, US GAAP or US GAAS, with respect to the financial disclosure obligations of either Party or (B) disparages either Party, or Flash Forward’s performance or reflects negatively on either Party’s commitment to either of Flash Forward; or

(ii)

other than as may be required in connection with filings required to be made with Governmental Authorities with respect to the transactions contemplated by the FF Operative Documents pursuant to the Japanese Foreign Exchange and Foreign Trade Law and related regulations, (A) publicly file all or any part of any Master Operative Document or any description thereof or (B) issue or otherwise make publicly available any press release, announcement or other

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document that contains Confidential Information belonging to the other Party (or its Affiliates) or Flash Forward, except as may be required by any applicable Governmental Rule, in which case such Party shall (or shall cause the Person required to make such filing to) cooperate with the other Party, to the extent reasonable and practicable, in obtaining any confidential treatment for such filing requested by the other Party.

(b)

Each Party shall use commercially reasonable efforts to grant or deny any approval required under this Section 5.2 within five (5) days of receipt of written request by the other Party; provided, however, a Party’s failure to respond within said time period shall not be deemed to constitute such Party’s approval or consent.

5.3	Expenses. Each Party shall bear its own expenses in connection with the negotiation, execution and delivery of the Master Operative Documents.

5.4

Undertaking as to Affiliate Obligations. Each Party shall cause all covenants, conditions and agreements to be performed, observed or satisfied by each of its Affiliates that is a party to any Master Operative Document to be fully and faithfully observed, performed and satisfied by such Affiliate, and shall not cause or permit to exist (a) an Event of Default with respect to such Affiliate or (b) except as otherwise permitted by the FF Operating Agreement, any event of dissolution of Flash Forward caused by such Affiliate. Nothing in Section 5.1 or in this Section 5.4 shall be construed to create any right in any Person other than the Parties. Without limiting the generality of the foregoing, SanDisk hereby guarantees the obligations of SanDisk Flash hereunder and under any Master Operative Document to which SanDisk Flash is a party.

5.5

Continuity and Maintenance of Operations. During the term of this Agreement, each Party agrees on behalf of itself and each of its Affiliates that is a party to any Master Operative Document to use all reasonable efforts consistent with past practice and policies to (a) preserve intact in all material respects its and their present business operations, (b) keep available the services of its and their key employees as a group, and (c) preserve its relationships with suppliers, licensors, licensees, and others having business relationships with it or them, each to the extent necessary to allow it and such Affiliates to perform its and their obligations under the Master Operative Documents and to allow Flash Forward to conduct its business as contemplated in its most recently approved Business Plan.

5.6

Certain Deliveries and Notices. Each Party shall promptly inform in writing the other Party of (a) any event or occurrences which could be reasonably expected to have a material adverse effect on its or any of its Affiliates’ ability to perform its or their obligations under any of the Master Operative Documents or the ability of Flash Forward to conduct its business as contemplated in its most recently approved Business Plan, or (b) any breach or failure to satisfy any condition or covenant contained herein or in any other Master Operative Document by such Party or any of its Affiliates.

6.	Agreements Regarding Flash Forward Operation

6.1	Tool Acquisition.

(a)

Flash Forward Tools. All tools to be used in the JV Space of Y5 shall be purchased by Flash Forward (or a lessor for Flash Forward’s benefit as contemplated by Section 6.12(b)) and all such purchases shall be agreed upon by the Parties. Toshiba shall, from the Toshiba Semiconductor Company headquarters [***] provide Flash Forward with tool purchase service and support and negotiate with vendors on Flash Forward’s behalf, and SanDisk shall have the right to participate in such negotiations or other tool purchase activities of Toshiba with respect to the JV Space [***]. For

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such purpose, a joint SanDisk/Toshiba tool procurement team (“Joint Tool Procurement Team”) will be formed and each member of the team will have total participation, visibility and responsibility in tool selection and procurement negotiations, including tool evaluation activities of the Joint Tool Procurement Team. [***]. Immediately after the effective date of this Agreement, the Parties will establish a process that enables equal participation and equal decision making by the Parties in tool evaluation and purchase for the JV Space (depending on SanDisk’s ability to participate).

(b)	Unilateral Expansion Tools.

(i)

A Party undertaking a Unilateral Expansion (for the avoidance of doubt, excluding any Reservation Option exercise) shall have sole discretion and responsibility with respect to the purchase of all tools to be used for such Unilateral Expansion; provided, that tool purchases for jointly developed products will take into consideration the then-existing recommendations from the Joint Tool Procurement Team; provided further, that the Party undertaking such Unilateral Expansion shall provide the other Party with information concerning the types and quantities of tools purchased. [***].

(ii)

For the avoidance of doubt, in the case of a Reservation Option exercise, tool purchases shall be conducted in accordance with Section 6.1(a), provided, however, if the Reservation Option exercise results in a Unilateral Expansion, then SanDisk, as the Party undertaking the Unilateral Expansion shall pay for tools to be used for such Unilateral Expansion.

(c)

[***]. Toshiba shall have sole discretion and responsibility with respect to procurement of additional tools for production of Toshiba [***]. Toshiba shall have the right, in its sole discretion, to make decisions related to and to manage the investment and financing plan, schedule and loading plan relating to, and the operation of, Toshiba’s [***], including manufacturing and production efficiencies and losses in the production of Toshiba [***]; provided (i) that any such decisions do not adversely affect the cost of, ramp of, or tool acquisition by Flash Forward and/or a Party effecting a Unilateral Expansion, and (ii) that Toshiba shall ensure that no adverse effect on the wafer cost [***] results from any such decision or management by Toshiba. If Toshiba desires to use any tool [***] in the production of Toshiba [***] Toshiba shall request the consent of the applicable tool owner for the use of such tool, and such consent shall not be unreasonably withheld or delayed. [***].

(d)

[***]. SanDisk shall have sole discretion and responsibility with respect to procurement of additional tools for production of SanDisk [***]. SanDisk shall have the right, in its sole discretion, to make decisions relating to and to manage the investment and financing plan, schedule and loading plan relating to the production of SanDisk [***], including manufacturing and production efficiencies and losses and use of tools in the JV Space for production of SanDisk [***]; provided further (i) that any such decisions do not adversely affect the cost of, ramp of, or tool acquisition by Flash Forward and/or a Party effecting a Unilateral Expansion, and (ii) that SanDisk shall ensure that no adverse effect on the wafer cost of [***]results from any such decision or management by SanDisk. If SanDisk desires to use any tool [***] in the production of [***], SanDisk shall request the consent of the applicable tool owner for the use of such tool, and such consent shall not be unreasonably withheld or delayed. [***].

(e)

Use of non-Flash Forward tools by Flash Forward. If Flash Forward desires to use any tool of either SanDisk or Toshiba in the production of R/W, Flash Forward shall request the consent of the applicable tool owner for the use of such tool and such consent shall not be unreasonably withheld or delayed. Flash Forward’s use of such

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tool shall be subject to appropriate cost allocation, usage limitations and steps to minimize any potential contamination risk and effect on capacity.

(f)

Tool Layout. Upon SanDisk’s reasonable request, Toshiba shall provide a tool layout plan for the Y5 Facility related to: (x) Flash Forward, (y) any SanDisk Unilateral Expansion capacity and (z) SanDisk R/W. Toshiba shall provide SanDisk with appropriate information regarding Toshiba non-JV tools to reasonably demonstrate to the mutual satisfaction of the Parties that any space or capacity allocation is consistent with this Agreement.

6.2	Technology Transfers.

(g)	Process Technology.

(i)

The Parties will jointly make available to Flash Forward the process technology developed under the JMDY Agreement, the Product Development Agreement or the Common R&D Agreement and applicable to the manufacturing and testing of NAND Flash Memory Products and R/W (“Process Technology”) on a mutually agreed schedule.

(ii)

Transfers of Process Technology and process integration for new processes developed pursuant to the JMDY Agreement and that appear on the JMDY Roadmap (as defined in the JMDY Agreement), including those processes developed at AMC or any other facility in accordance with the JMDY Agreement, will be jointly reviewed and discussed by the Parties and will be made in a mutually satisfactory manner. All process integration for new process originating from AMC will be led by Toshiba employees, to the extent reasonably possible. Toshiba and SanDisk will cause their respective employees to cooperate in achieving an efficient transition from development module to operating process and volume production.

(iii)	The transfer of Process Technology to JV Space shall be deemed complete when the transferred Process Technology passes a reasonable qualification procedure to be mutually agreed upon by the Parties.

(iv)	[***]

(v)	[***]

(vi)

Non-JV Space Process Technology. The manner of Process Technology transfer from JMDY to a Party’s Non-JV Space and the conditions associated therewith shall be determined by such Party in its sole discretion; provided, that such Party shall exercise due care and shall comply with all Yokkaichi Facility or otherwise applicable safety and production regulations in effecting such transfer of Process Technology.

6.3	Ramp-Up. The Parties shall expand Y5 Facility NAND Flash Memory Product manufacturing capacity through development of Phase I and Phase II of the Y5 Facility as follows:

(a)	Minimum Commitments.

(i)

[***]. The initial [***] L/M in aggregate increases in production capacity of the Y5 Facility shall be considered firmly committed by each Party (i.e., [***] L/M each) as described below [***]. Toshiba shall specify the timing and manner of implementation of [***] and the details shall be reflected in one or more Business Plans that provide for implementing [***]. If SanDisk [***] fails for any reason to make the investment necessary to implement its [***]

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share of the [***] then Toshiba (so long as it makes the investment necessary to implement its [***] share of [***] shall have the right [***] either to maintain this Agreement in effect [***] or [***] in which case (A) [***] and (B) [***] shall apply.

(ii)

[***]. If Toshiba gives notice to SanDisk of [***] to proceed with Phase II, the following terms and conditions shall apply with respect to the ramp-up in Phase II. The initial [***] in aggregate increases in production capacity of Phase II of the Y5 Facility shall be considered [***] as described below [***] shall specify the timing and manner of implementation of [***] and the details shall be reflected in one or more Business Plans that provide for implementing [***]. If SanDisk [***] fails for any reason to make the investment necessary to implement [***] Toshiba (so long as it makes the investment necessary to implement [***] share of [***] shall have the right, [***] to: (A) maintain this Agreement in effect [***]; (B) maintain this Agreement in effect with respect [***]; or (C) in the event that SanDisk’s [***] in Phase I is [***] or less at the time of such failure to [***], in which case (1) [***] and (2) [***] shall apply.

(iii)

Costs of Non-Investment. If [***], then it shall reimburse [***] the costs due to cancellation of any purchase orders the Parties have agreed to place for [***] to the extent such costs cannot be reducted or mitigated [***] commercially reasonable efforts to mitigate the Costs to the fullest extent possible. To the extent [***] alternative use (“Alternative Use”) of Equipment, [***] unable to negotiate a termination of an Equipment purchase order and must acquire such Equipment (and will not make Alternative Use of it), [***] will promptly liquidate in one or more arm’s length transactions (“Third Party Sale”) such Equipment and the positive difference between the cost of such Equipment (including the out-of-pocket costs of conducting the Third Party Sale, such as costs related to de-installing Equipment, compensating a sales broker, delivering the Equipment to the purchaser thereof, etc.) and the proceeds of such Third Party Sale shall constitute Costs. [***] using commercially reasonable efforts to effect a Third Party Sale, the liquidation value of any given Equipment may be small compared to the purchase price for such Equipment given the specialized nature of the Equipment and limited secondary market for wafer manufacture equipment. To the extent [***] is in a commercially reasonable manner able to make Alternative Use or a Third Party Sale of any Equipment at any time after [***] paid the Costs arising from or related to such Equipment, [***] notify [***] of such Alternative Use or Third Party Sale and shall reimburse [***] for the full amount of the Costs paid by [***] with respect to such Equipment. If the net proceeds on the sale of any item of Equipment exceeds the cost thereof, such profit shall reduce amounts otherwise payable [***] under this Section 6.3.

(b)	Failure to Invest as Committed in Investment Plan or Business Plan.

(i)

Investment Plan. After the [***] has been fulfilled by the Parties, once the Parties agree in the form of an Investment Plan (as defined below) approved by the Board of Executive Officers of Flash Forward to make investments to fulfill any given increment of capacity expansion for Flash Forward, if either Party, as the Non-Investing Party, then fails for any reason to make the investment necessary to implement its [***] share of such committed increment of the capacity expansion, then the other Party, [***] as applicable. The term “Investment Plan” shall mean a proposed increment of capacity expansion as set forth in the Business Plan or subsequent mutual agreement between the Parties and presented to the Board of Executive Officers of Flash Forward in accordance with Section 6.3(c).

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(ii)

Business Plan. Business Plans and proposals with respect to the adoption of new Business Plans shall describe JV Space capacity expansions to be effected by SanDisk and Toshiba through Flash Forward on a [***] basis. In the event that SanDisk does not approve an Investment Plan providing [***]. Accordingly, the Parties shall cooperate in good faith to agree on and implement the Business Plan in a timely manner in accordance with Section 3.4 of the Operating Agreement. In the event of a failure to either (A) agree on the capacity expansions in a Business Plan or (B) implement any specific capacity expansion set forth in the Business Plan, then the Board of Executive Officers of the Company shall meet and discuss the applicable capacity expansion. If the Board of Executive Officers fails to agree on a solution, then any Member may bring the matter to the attention of the Vice President, Memory Division of Toshiba, and the Chief Operating Officer of SanDisk (the “Designated Individuals”), who will attempt to find a resolution. If the matter has not been resolved within thirty (30) days of referral to the Designated Individuals, the matter will be referred to the Management Representatives for agreement on a final resolution. Any agreement of the Management Representatives on a final resolution will be final and binding and shall be implemented by the Company. In the event that no agreement on a final resolution is reached by the Management Representatives within thirty (30) days after submission of the matter to them, the matter shall be submitted to arbitration in accordance with [***]. The remedies set forth in this Section 6.3(b)(ii) shall constitute the exclusive remedies with respect to [***] in the context of a Business Plan, and no Deadlock shall arise from such failure.

(c)	General Rule; Proposed NAND Capacity Expansions.

(i)

General Rule. After the Parties have fulfilled their respective [***] in Phase I or Phase II, as applicable, if either Party desires to (A) further expand the production capacity of the Y5 Facility, expand or accelerate any capacity increase provided for in a then-agreed Business Plan or otherwise increase the number [***] or (B) otherwise expand its aggregate manufacturing capacity [***], then in each of (A) and (B) above, such Party will [***] to the other Party and will propose to the other Party a plan to make such desired expansion on a 50/50 basis with reasonable terms [***].

(ii)

Expansions within Y5. Expansions of JV NAND Space production may be proposed by either Party in the form of a Proposal and, if and to the extent agreed, shall in due course be reflected in a Business Plan or amendment thereto. If no agreement with respect to joint implementation of the full amount of a proposed expansion of Y5 Facility production capacity beyond any capacity increase provided for in a then-agreed Business Plan is reached within [***] following a Party’s written Proposal of such expansion, the proposing Party may [***]:

(A)	If [***] is the proposing Party, it shall have the right to [***]

(B)	If [***] is the proposing Party, it shall have the right to [***]

(iii)

Other Facility Expansions. If no agreement with respect to a proposed expansion in a facility [***] is reached during [***] day period beginning on the day a Proposal is received by the non-proposing Party, then SanDisk and Toshiba shall cause the chief executive officer of SanDisk and the chief executive officer of Toshiba Semiconductor Company to meet face-to-face at Toshiba’s headquarters, no later than the [***] day following receipt of the Proposal by the non-proposing Party, to develop and agree upon a solution [***]. If no resolution is reached within [***] days after the face-to-face meeting, then (x) with respect to the Y5 Facility, the Parties will continue to

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pursue the ramp-up on the terms set forth in [***], (y) the proposing Party will [***]:

(A)	If SanDisk is the proposing Party, it shall have the right [***]; and

(B)	If Toshiba is the proposing Party, it shall have the right to [***].

6.4	Ramp Up of JV R/W Space in Phase II. If positive verification [***]

(a)	is made prior to [***].

(b)	is not made prior to [***].

6.5	Capacity.

(a)	Priority.

(i)	SanDisk’s manufacturing capacity for, and purchased supply of, NAND Flash Memory Products shall be sourced by SanDisk and its Subsidiaries from, and in, the following priority:

(A)	from Flash Partners, to fulfill the capacity allocated to SanDisk, as provided for under the FP Operative Documents,

(B)	from Flash Alliance, to fulfill the capacity allocated to SanDisk, as provided for under the FA Operative Documents,

(C)	from Flash Forward, to fulfill the capacity allocated to SanDisk, as provided for under FF Operative Documents,

(D)	from unilateral capacity in Y5 acquired by SanDisk through one or more Unilateral Expansions, and

(E)	[***].

(ii)	[***]:

(A)	from [***], to fulfill the capacity allocated to Toshiba, as provided for under [***]

(B)	from [***], to fulfill the capacity allocated to Toshiba, as provided for under [***]

(C)	from [***], to fulfill the capacity allocated to Toshiba, as provided for under [***]

(D)	[***], and

(E)

from [***] and/or from other third parties (so long as [***], SanDisk shall have fulfilled its fifty percent (50%) share of the Ramp-Up Plan for the Y3 Facility (the “Y3 Ramp-Up Plan”) and Y4 Facility (the “Y4 Ramp-Up Plan”) and its fifty percent (50%) share of (x) the Phase I Minimum RUP Commitment and, (y) if Phase II is constructed, the Phase II Minimum RUP Commitment).

(iii)

In no event will [***] SanDisk [***] source NAND Flash Memory Products [***] from a source other than Flash Partners or Flash Alliance if the effect of such sourcing is the diversion of resources or other (intended or collateral) effects which reduce the economic or other efficiency of the Y3 or Y4 Facility; provided, that sourcing by Toshiba from the Toshiba Capacity (as defined in the JVRA and including, for the avoidance of doubt, any Toshiba Unilateral Expansion Space) shall not be deemed such a diversion of resources or other reduction in efficiency.

(b)	[***]

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(c)

Transfer of Technology to External Manufacturing Source. If the Parties mutually agree to secure external manufacturing sources other than the Yokkaichi Facility through joint investment, Flash Forward and Toshiba, as applicable, will jointly transfer the applicable manufacturing technology and know-how to such source. Flash Forward, Flash Alliance and Flash Partners will conduct all negotiations with the external manufacturing source; provided, however, the terms and conditions of any agreement shall be subject to prior consultation with and the approval of Toshiba. In connection with any technology transfer to such external source, Toshiba will be reimbursed its mutually agreed transfer costs for assisting in the transfer of manufacturing technology and know-how. If the new capacity secured at such external manufacturing source is requested by only one of the Parties, such Party will pay the transfer costs and be entitled to purchase the full output of Flash Forward products purchased by Flash Alliance, Flash Partners or Flash Forward, as applicable, from such external manufacturing source. If both Parties request such new external capacity, then Flash Alliance, Flash Partners or Flash Forward, as applicable, will pay the transfer costs to Toshiba. Unless otherwise agreed by the Parties in writing, neither Party shall have the right to grant manufacturing licenses to such external manufacturing source or to disclose or transfer to any such external manufacturing source, manufacturing know-how related to the manufacture of Flash Forward products, except through Flash Alliance, Flash Partners or Flash Forward.

6.6	Capacity Sharing Arrangement.

(a)

Equal right to Joint Venture capacity. Each of the Parties will have the right and obligation, through Flash Forward, to utilize fifty percent (50%) of the JV Space products, on an Equivalent Lot basis. The actual monthly NAND Flash Memory Product lot output from the Y5 Facility shall be allocated between Toshiba and SanDisk, as applicable, based on the Y5 NAND Capacity Ratio.

(b)	Alternative use of allotted capacity.

(i)	If a Party is unable to utilize its allotted manufacturing capacity for JV Y5 NAND Flash Memory Products (such Party, an “Excess Capacity” or “EC Party”), it may do any of the following:

(A)

An EC Party may request the other Party to negotiate the terms of transfer of its capacity shortfall to the other Party, which may choose whether to accept such additional capacity and on what terms in its sole discretion.

(B)	An EC Party may use its capacity for Embedded NAND Products, as defined in and subject to Section 6.6(c).

(C)	An EC Party may use its capacity for Proprietary NAND Flash Memory Products and non-Proprietary NAND Flash Memory Products, in accordance with and subject to Sections 6.6(d) and (e).

(D)

An EC Party may produce less than one hundred percent (100%) of its total Equivalent Lot capacity, provided its allocation of costs in this case will be done in accordance with Section 7.4(a)(i) (“EC Compensation”).

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(ii)

If both Parties are EC Parties because demand for both Parties’ JV Y5 NAND Flash Memory Products are significantly below expectations, the Parties will discuss in good faith whether to permit products which are not JV Y5 NAND Flash Memory Products to be produced in the JV Space; provided that (A) the inability of the Parties to so agree shall not constitute a Deadlock (as defined in the FF Operating Agreement) and (B) the foregoing shall not limit either Party’s rights in the remainder of this Section 6.6.

(c)

Either Party shall have the right to use a portion of its total allocated capacity with respect to the JV Space to run a memory product which is not a JV Y5 NAND Flash Memory Product (solely because the NAND flash memory array area is equal to or less than [***] of the total die area (“Embedded NAND Product”)) so long as such Embedded NAND Product [***]. If a Party exercises its option to run Embedded NAND Products, it must [***]. No such products may be run if doing so [***]. The conditions stated in Sections 6.6(d) and (e) do not apply to Embedded NAND Products.

(d)

Each Party may use a portion of its total allocated capacity from the JV Space to cause to be manufactured NAND Flash Memory Products which are proprietary to that Party (“Proprietary NAND Flash Memory Products”) and which need not be shared with the other Party. Proprietary NAND Flash Memory Products may be produced in the JV Space so long as such products [***]. If a Party exercises such option, it must [***]. No such Proprietary NAND Flash Memory Products may be run if doing so [***]. Each Party shall give the other Party at least ninety (90) days’ advance written notice of its intention to use a portion of its allocated capacity to manufacture Proprietary NAND Flash Memory Products and the Parties shall refer the matter to the Board of Executive Officers (as defined in the FF Operating Agreement) for consultation and planning, with the intention to minimize the impact of such allocation. Such notifying Party will limit the output volume of such Proprietary NAND Flash Memory Products to [***] unless it receives the consent of the other Party to an increase in such output volume above such limit.

(e)

Each Party (the “Originating Party”) shall inform the other (the “Non-Originating Party”) of the development plans by the Originating Party to develop NAND Flash Memory Products, and the Originating Party and the Non-Originating Party shall each refer such matter to the Coordinating Committee (as defined in the Product Development Agreement). If the Coordinating Committee unanimously decides that such planned development shall be undertaken jointly, then the cost of such joint development shall be borne by each Party in accordance with the Product Development Agreement or JMDY Agreement, as applicable, and the NAND Flash Memory Products manufactured following such joint development shall be considered non-Proprietary NAND Flash Memory Products for purposes of Section 6.6(d); provided, however, the NAND Flash Memory Products set forth in Exhibit A to the Product Development Agreement shall be deemed to be non-Proprietary NAND Flash Memory Products without any action by the Coordinating Committee. Subject to the foregoing, if the Coordinating Committee does not unanimously decide that such planned development shall be undertaken jointly, then the Originating Party may, at its sole discretion, either (i) transfer to the Non-Originating Party the technology, including the items in Exhibit C to the Product Development Agreement relating to such technology, used to manufacture such NAND Flash Memory Products on a royalty-free basis, whereupon such NAND Flash Memory Products shall be considered non-Proprietary NAND Flash Memory Products, or (ii) treat such NAND Flash Memory Products as Proprietary NAND Flash Memory Products for purposes of Section 6.6(d). In the event the Originating Party elects to treat any NAND Flash Memory Products as Proprietary NAND Flash Memory Products in accordance with the preceding sentence, but thereafter the Coordinating Committee unanimously determines that such Proprietary NAND Flash Memory Products should be developed jointly, the Originating Party shall transfer to the other Party the technology used to

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manufacture such NAND Flash Memory Products on reasonable terms and conditions to be mutually agreed upon by the Parties, whereupon such Proprietary NAND Flash Memory Products shall be treated as non-Proprietary NAND Flash Memory Products.

6.7	SanDisk Reservation Option.

(a)	Ramp Flexibility. When [***] initiates one or more [***], such that the total capacity of [***] will be [***] than [***] in Y5 [***] may execute one or more [***] under the following conditions [***]

(i)

[***]. The [***] Party will commit to utilize or release to [***] all or a portion of its Phase I space as set forth below [***] capacity as adjusted [***] for any space that has been released by[***]::

(A)

The [***] Party will commit to utilize or release [***] all or a portion of its Phase I space at the time of, and for the inclusion in, an annual or amended Business Plan, taking into account the results of [***], available resources, and the time required to effect the necessary ramp-up, among other relevant factors; provided, that neither Party shall have any right to [***] of the Parties to agree with respect to [***]; provided, further, that the [***] shall commit to utilize or release all or a portion of the [***] Phase I space [***] no later than [***] prior to the Phase II building target completion date as set forth in the Phase II Construction Plan Notice (as defined below); provided, that no further [***] shall apply in Phase I. Toshiba may issue a notice of its intention to pursue Phase II construction (a “Phase II Construction Plan Notice”) [***] such notice shall include the target building completion date for Phase II. If and to the extent that, on the date when the [***] delivers [***] with respect to the [***] required for it [***] as adjusted for any [***] that has been [***] by the [***] Party, the [***] in Phase I [***] such [***] space of the [***] Party shall be deemed [***].

(B)

The [***] Party will complete the ramp [***] space no later than [***] after the [***] Party fully [***], unadjusted for any [***] by the [***] Party; provided, however, that the [***] shall be [***] by that [***] between the Parties’ start and completion of [***].

(ii)

Phase II Ramp. The [***] Party will commit to utilize or release to [***] all or a portion of its [***] prior to the date on which the [***] Party [***] which will result in [***], and no further [***] shall apply in Phase II. The [***] Party will complete its [***] no later than [***] after the [***] Party fully [***].

(iii)

In the event that any of the events that trigger [***] by the [***] Party to commit or release [***], as applicable, pursuant to [***] above is unreasonably [***], then the [***] Party may [***] commit to or release such [***], as applicable,[***]; provided, that no such right of the [***] Party [***]arise in the case where [***] by reason of the [***] Party’s [***] space subject the [***].

(iv)

[***]. Prior to implementing any [***], the [***] Party must first propose such [***] for implementation pursuant to [***]. Solely in the event that [***] refuses to consent to such [***] and/or the [***] does not agree with the [***] Party on the [***] may the [***] Party proceed [***]. Unless otherwise agreed by the Parties, only the [***] Party shall have the right [***] by placing [***] space in the applicable phase that the [***] Party has committed to utilize [***]. At the end of either the Phase I [***] or the Phase II [***], as applicable, any [***] space [***] subject to the general rules [***].

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(v)

Operational Efficiencies. Within the framework provided by the FF Operative Documents, the Parties shall cooperate to ensure that there is no significant adverse effect on [***] as a result of the [***] Party’s exercise of [***]; provided, that the [***] corresponding to the applicable [***] shall not in and of itself constitute [***].

(b)

Reservation [***]. During the term of each of the Phase I [***] and Phase II [***], the [***] Party shall make [***] for such [***] quarter or portion thereof. The Parties shall cause [***] the other provisions of this Agreement, other than the [***], the [***] per unit of the same product and same design rule shall be the same for both Parties. The obligation for the Phase I [***]shall be required only until the earlier to occur of [***] production capacity is included in the [***] and producing wafers, provided that the next [***] will be prioritized into this space [***] which the [***] Party has released [***], provided that the [***] will only terminate as to that [***] that is released to [***]. The obligation for the Phase II [***] shall be required only until the Phase II [***] has expired. [***].

(c)

Procedure for Catch-Up Expansions. When a [***] Party expands into its [***] and the [***] Party is not simultaneously [***], upon approval by the Board of Executive Officers of Flash Forward, Flash Forward will make [***] on behalf of the [***] Party equal to the proposed expansion by the [***] Party and, upon the consent of the [***] Party, the [***] Party will [***] and Flash Forward will [***] amount of [***] Party’s [***] capacity [***], provided that (i) both Parties mutually agree on the Purchased Capacity [***] and (ii) such Purchased Capacity is purchased by [***] from the [***] Party at the [***] and any other costs for installation, hook up and facilitization. [***] amount and [***] of the Purchased Capacity will transfer from [***] Party [***] over a period and at a [***].

(d)

Consideration of Release. Upon [***] request prior to the date that [***] prior to the expected completion of Phase II clean-room space construction and facilitization, [***] shall [***] with respect to its release to [***] of some or all of [***] then-unutilized Phase I [***] for [***] expansion in Phase I, where (i) other than the Phase I [***], the [***] could only next expand into Phase II [***] has reasonable assurance that it can timely continue its ramp in Phase II, provided, that any such release shall be [***] after considering the foregoing factors and that in no event shall [***] in Phase II [***] of total Phase II [***].

6.8	Engineering Wafers and Development Expense. Each Party will have full access to all operational and engineering data and reports related to engineering wafers manufactured in the JV Space.

(a)

Engineering wafers and development expenses are defined in five (5) categories: Common R&D Development Expenses, Y5 Direct R&D Development Products, JMDY Development Expenses, Evaluation Wafers and Qualification Wafers (each as defined below); provided, however, that if there are any development expenses not falling in these categories and such expenses are not to be charged under the JMDY Agreement or the Product Development Agreement, such expenses shall be appropriately paid or borne between the Parties.

(i)

“Common R&D Development Expenses” means those expenses approved in accordance with [***] that are associated with activities mainly done [***] for the purpose of development of fundamental semiconductor technology. For the avoidance of doubt, in no event shall [***] allocated any costs attributed to [***] unless the project that generated such [***] was on the [***], such expenses are explicitly approved [***], or as otherwise mutually agreed by the Parties (in such case [***] of a project that generated such costs).

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(ii)

[***] are those products developed [***] for the purpose of joint product development. R&D costs for [***] shall be allocated to the Parties in accordance with [***]. If similar products have also been manufactured [***] (not including [***]), the R&D costs for such products shall be shared among [***] in accordance with applicable [***].

(iii)

“[***] Expenses” are those development expenses incurred in accordance with [***] for the purpose of product development. R&D costs for [***] Expenses shall be allocated to the Parties in accordance with [***].

(iv)

“Evaluation Wafers” are those wafers manufactured [***] for the purpose of [***]. Both Parties are entitled to receive Evaluation Wafers [***]; however, the Party responsible for completion of [***] has the right to receive [***] necessary to perform the [***]. The cost of Evaluation Wafers is [***] intended to be shared [***] by the Parties and is therefore included [***] Product manufacturing cost and is subsequently part of the [***].

(v)

“Qualification Wafers” are those wafers manufactured in the JV Space for the purpose of [***]. The Parties will discuss and agree on the appropriate quantity of Qualification Wafers required for each JV Y5 NAND Flash Memory Product. Each Party shall have the right to receive such quantity of Qualification Wafers [***]. For such Qualification Wafers, [***] will charge the receiving Party pursuant to [***] and the [***], as applicable, a price per wafer equal [***] set forth in the [***]. The Parties intend that the [***] for Qualification Wafers shall not [***] the [***] of production lots in the Y5 Facility. It is understood that by the Parties that each Party’s Qualification Wafers shall come from [***] capacity of lots in the JV Space.

(b)

It is the intent of the Parties that Qualification Wafers manufactured in the JV Space will be allocated [***] between the Parties. [***] will charge the receiving Party, pursuant to the [***] and the FF [***], as applicable, a price per wafer equal to the [***] set forth in the [***].

6.9

Management Representatives. Each Party shall designate a person (each a “Management Representative”) and the two so designated shall have the authority to (a) advise Flash Forward with respect to policy and operating matters common to Toshiba and SanDisk as well as on such other matters as Flash Forward may refer to the Management Representatives from time to time, (b) hear and seek to resolve any disputes regarding operational matters or alleged breaches of any Master Operative Documents (including dispute resolution), and (c) take the actions specified to be taken by the Management Representatives in this Agreement or any Master Operative Document.

6.10	FF Management Structure and Headcount.

(a)	Flash Forward Headcount Plan and Working Group.

(i)	The Parties will meet and mutually agree on an overall headcount plan for [***], which will incorporate [***] (the “FF Headcount Plan”).

(ii)

Each Party is committed to provide (itself or through its Affiliates) [***] of the engineers (other than line engineers), including, but not limited to, device, integration, process and test, included in the FF Headcount Plan (“Engineers”). In addition, Toshiba will use its reasonable best efforts to provide [***] and the Parties will mutually agree on the number of [***]. SanDisk will provide an execution status for the FF Headcount Plan and, in case of any shortage [***] from the number agreed in the FF Headcount Plan, an improvement plan to fulfill such [***] In no case will [***] to SanDisk, Toshiba (including if it

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is unable to provide all Engineers not provided by SanDisk or to provide all necessary non-engineers), or Affiliates of SanDisk or Toshiba.

(iii)

The Parties shall establish a working group with equal representation from each Party for the purpose of discussing integration of SanDisk-provided Engineers into the Toshiba Y5 Facility organization with respect to the JV Space, organization structure, updates on SanDisk’s and Toshiba’s respective hiring of Engineers, and related matters (the “Headcount Working Group”). SanDisk and Toshiba should prepare updates to the FF Headcount Plan through the Headcount Working Group. The Parties acknowledge their general intent to deploy [***] engineering organization at all levels, subject to taking into account the capabilities of the individuals and the needs of the particular position. The Headcount Working Group will meet as and for so long as its members consider necessary. Deployment and positions of Engineers and any other SanDisk personnel at the Y5 Facility and issues and concerns related thereto shall be handled through the Y5 Operating Committee (as defined in the FF Operating Agreement), and the agenda for meetings of the Y5 Operating Committee shall include review and assessment of such issues if requested by either Party.

(iv)

Recognizing that Japanese language skills will be necessary for Engineers working at the Y5 Facility, SanDisk shall seek to minimize the number of its Engineers seconded to Flash Forward who are not highly proficient in Japanese and for those who are not Japanese speakers SanDisk shall ensure they receive some language training in Japanese at SanDisk’s cost before being sent to work at the Y5 Facility.

(b)

With respect to the SanDisk-seconded Engineers (including any seconded from SanDisk Affiliates) and any other SanDisk employees seconded to the Y5 Facility pursuant to the FF Headcount Plan or further agreement with Toshiba (collectively, the “SanDisk Team”), the Parties agree as follows:

(i)

Members of the SanDisk Team who are Engineers shall be integrated by Toshiba at the Yokkaichi Facility and shall work together with Toshiba Engineers to seek to ensure the optimal operation of the Y5 Facility from a cost and technology perspective. To the extent any SanDisk Team member who is an Engineer reasonably follows the properly issued directions of such person’s manager at the Y5 Facility and contributes to the success of the Y5 Facility’s operations that support Flash Forward to the degree that would be reasonably expected of a Toshiba Engineer in his or her position, [***] member shall be charged to [***]. With respect to such costs, [***] shall reimburse [***] for salaries, bonuses and benefits (other than stock options or other similar equity incentive compensation but including expatriation benefits) in an amount [***].

(ii)

Members of the SanDisk Team who are not Engineers (“Non-Engineer SanDisk Team Members”) shall work with their respective counterparts at the Yokkaichi Facility to facilitate SanDisk’s access to the operations of the Y5 Facility as follows. Non-Engineer SanDisk Team Members who support the operations of Flash Forward or the manufacturing of NAND Flash Memory Products shall have full access to the Y5 Facility other than the Toshiba Non-JV Space, and information related to the operations of the Y5 Facility other than the Toshiba Non-JV Space, and reasonable access to other information relevant to Flash Forward or the operations of the Y5 Facility. [***].

(iii)

Each member of the SanDisk Team may, at all times and in such SanDisk Team member’s sole discretion, raise issues with the Y5 Operating Committee (as provided in the FF Operating Agreement) and may communicate with

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SanDisk as otherwise contemplated by the Master Operative Documents. If the Y5 Operating Committee is unable to agree on the resolution of an issue raised by a member of the SanDisk Team, it shall be referred to the Board of Executive Officers.

(iv)

Office space used in connection with the JV Space shall be made available for the [***] on a non-discriminatory basis as compared to [***]. The members of the [***] shall be provided with secure and confidential private data and voice linkages [***], consistent with the practice of the Parties in connection with Flash Partners and Flash Alliance).

(v)	[***].

(vi)

Either or both of [***] shall be entitled to condition the [***] onto its premises on such [***] member’s execution of a nondisclosure and visitor requirements document in the forms to be mutually agreed by the Parties.

(vii)

SanDisk shall ensure that SanDisk Y5 personnel (including Y5 Engineers) (A) comply with the written safety and security regulations, the other written policies and direct instructions of Toshiba related to site security and information security, as well as any otherwise applicable safety and production regulations (copies of the written Toshiba regulations and policies will be provided to SanDisk upon the request of SanDisk or upon the amendment of such regulations or policies) while such SanDisk Y5 personnel are in Toshiba’s facilities and (B) in their operation of the [***] exercise due care and act with the degree of prudence that would be reasonably expected of a Toshiba Engineer in an analogous position. Toshiba will provide safety and security training in Japanese to senior managers of SanDisk at Y5 to ensure that SanDisk Y5 personnel have the right to access [***]. The training of the senior managers shall be in Yokkaichi. The senior managers of SanDisk Y5 personnel will be responsible for providing or delegating, to other SanDisk personnel, in English or Japanese, the safety and security training to other SanDisk Y5 personnel.

(viii)

All members of the SanDisk Team will remain employees of SanDisk. Each Party will indemnify the other Party and Flash Forward from any claim by any of such Party’s employees, consultants or agents (such Party being the “Employer”) (A) based on other than willful misconduct of such Employer, its employees, consultants or agents; or (B) that he or she has rights, or is owed obligations, as an employee of the Party that is not the Employer.

(c)

[***] members (including employees [***] or any of its Affiliates) who are not located at the [***] who are not located at the [***], are requested by [***] to provide engineering services, their time shall be charged to [***] at mutually agreed rates using the same principle as provided in [***], plus travel expenses.

6.11

Non-solicitation of Employees. So long as the business of Flash Forward continues, each Party (and each of its respective Affiliates) shall not, without the prior written consent of the other Party, directly recruit or solicit (a) any employee or director of Flash Forward or (b) any employee of the other Party involved in the Flash Forward business to leave his or her employment with Flash Forward or such other Party prior to the period ending twenty-four (24) months after the FF Termination Date; provided, however, that placement of employment advertisements or other general solicitation for employees not specifically targeted to the employees or directors of Flash Forward or such other Party shall not constitute direct recruitment. In the event of the dissolution and liquidation of Flash Forward, either Party (or any Affiliate of either Party) may solicit any former employee of such dissolved and liquidated company, but neither Party (nor any of its Affiliates) shall be required to employ any

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such Person. If all of the FF Interests held by one Party are purchased by the other Party or its designee, if requested by the acquiring Party, the Parties shall reach agreement on a reasonable transition plan (without profit to the seller) in connection with the services provided to Flash Forward, as applicable, by employees and contractors of the selling Party.

6.12	Financing.

(a)

[***]. Neither Party will be obligated to make any assurance or guarantee [***]; however, [***] will use its reasonable best efforts to assist [***], to the extent reasonably requested by [***], in securing financing on favorable terms. If either Party is unable to obtain financing, the Parties will meet to discuss in good faith a resolution to such Party’s inability to obtain financing. For the avoidance of doubt, [***], and all loans to Flash Forward by the Parties will be shared 50/50.

(b)	The Parties currently intend, but are not obligated, to structure the financing for equipment purchases by Flash Forward necessary to effect the ramp-up as follows:

(i)	Flash Forward will enter into equipment lease or loan agreements and pledge the financed equipment as collateral;

(ii)

Flash Forward will secure external financing for approximately [***] of the initial purchase price of its tools and each Party will provide equity capital contributions and loans (on a subordinated basis) for the remaining cash requirements of Flash Forward necessary to effect the ramp-up;

(iii)

each Party will severally and not jointly and through separate arrangements guarantee as close as possible to fifty percent (50%) of Flash Forward’s obligations under such lease or loan agreements (any financing separately guaranteed or provided by Toshiba for Flash Forward or otherwise for investment in the Y5 Facility, “Toshiba Financing”, any such financing separately guaranteed or provided by SanDisk for Flash Forward or otherwise for investment in the Y5 Facility “SanDisk Financing” and the Toshiba Financing and SanDisk Financing, each a “Financing”); and

(iv)	the Parties will attempt to obtain the foregoing financing from the same financial institution, but under separate agreements that expressly disclaim any joint and several liability of the Parties.

(c)	With respect to any Toshiba Financing or SanDisk Financing, the following shall apply:

(i)

The terms and conditions of any Toshiba Financing shall be subject to the prior written approval of SanDisk and the terms of any SanDisk Financing shall be subject to the prior written approval of Toshiba, in each case after review of final drafts of all documents evidencing such Financings. The foregoing approval of either Party shall (A) not be unreasonably withheld, delayed or conditioned by such Party, and (B) not subject such approving Party to any liability or obligations with respect to such financing.

(ii)

Unless otherwise expressly agreed by both Parties in writing in each case, all Toshiba Financing and all SanDisk Financing shall create only several obligations of the Parties and no joint and several obligations or liability. Toshiba (with respect to Toshiba Financing) and SanDisk (with respect to SanDisk Financing) hereby indemnifies and holds harmless the other Party and its Indemnified Parties from any claims by any financial institution or other Person that the other Party has any liabilities or obligations with respect to, respectively, any Toshiba Financing or SanDisk Financing (unless joint

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liability has been agreed pursuant to the first sentence of this Section 6.12(c)(ii)).

(iii)

Flash Forward will use commercially reasonable efforts to comply with the requirements of any financing sources. Flash Forward will make available to each Party one-half of its assets (with as near as practicable cost, collateral value and type) to secure such Party’s Financing (whether external or loans from a Party or its Affiliates).

(d)

If the lender under the Financing for either Party (as the “Defaulting Party”) takes significant actions to enforce its right in the collateral, then the other Party (as the “Non-Defaulting Party”) shall have the right, but not the obligation, to cure the default giving rise to the lender’s enforcement action. If the Non-Defaulting Party exercises such cure right, then the Non-Defaulting Party’s rights in any subject collateral shall be superior to the Defaulting Party’s and the Non-Defaulting Party may exercise one of the following options:

(i)

the Non-Defaulting Party (A) shall have a claim against the Defaulting Party for reimbursement of any payments made by the Non-Defaulting Party on the Defaulting Party’s behalf (which will be subordinate to the lender’s claims and bear interest at a rate 500 basis points in excess of the rate being charged by the lender to the Defaulting Party) and (B) shall have the right, until and unless the Defaulting Party pays in full the obligation to the Non-Defaulting Party under foregoing clause (A), to take over the increment of production of the Y5 Facility represented by the collateral with respect to which the lender took significant actions to enforce its rights; or

(ii)	the Non-Defaulting Party shall have the right to terminate the Operating Agreement pursuant to Section 11.6 thereof (foreclosure default).

6.13

Other Activities. Except as expressed in this Section 6 and in the JMDY Agreement and the JVRA, neither Party nor any of their respective Affiliates shall: (a) fabricate NAND Flash Memory Integrated Circuits or R/W at any location other than the Yokkaichi Facility or any other fabrication facility agreed upon by the Parties in writing; (b) have any third party fabricate NAND Flash Memory Integrated Circuits or R/W; or (c) have any right to fabricate NAND Flash Memory Integrated Circuits or R/W beyond the capacity as limited pursuant to this Section 6. For the avoidance of doubt, nothing contained in the foregoing shall restrict the Parties from engaging in any other activities, including, without limitation, (i) designing any NAND Flash Memory Product or R/W; (ii) selling any NAND Flash Memory Product or R/W to any customer; (iii) entering into any equipment purchase or material supply agreements; or (iv) entering into any patent licensing arrangement. For purposes of this Section 6.13, “NAND Flash Memory Integrated Circuits” means ICs included in the definition of NAND Flash Memory Products pursuant to Section 3.2.

6.14

Protection of Intellectual Property. Both Parties recognize that it is important for the success of the Y5 NAND Flash Memory Products business to promote the adoption of such Y5 NAND Flash Memory Products with a wide variety of customers and applications, whether for card use or non-card use, and with such recognition, each Party shall use reasonable efforts to protect and enhance the value of Y5 NAND Flash Memory Products.

7.	Start-Up and Production Costs

7.1

Start-Up Services for Y5. The Parties acknowledge that either or both of the Parties and Flash Forward have incurred or will incur costs in connection with developing Flash Forward and the Y5 Facility and preparing the Y5 Facility for production, including personnel costs, materials costs and other operating expenses, for which

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each Party has the obligation ultimately to bear fifty percent (50%) of the responsibility (“Start-Up Costs”). The Parties shall discuss in good faith and agree upon the Start-Up Costs borne by either Party and the means and timing of each Party, as applicable, being reimbursed or credited for having incurred more than fifty percent (50%) of the Start-Up Costs or of making payments due to having incurred less than fifty percent (50%) of the Start-Up Costs; provided, that the determination and allocation of Start-Up Costs and the means and timing of reimbursement shall be in a manner substantially similar to that utilized in connection with the start-up costs of the Y4 Facility.

7.2

Equal Participation and Purchase Price Per Unit Generally. The Parties intend to meet demand for increased capacity by equally investing in, and jointly building, and sharing, on equal or substantially equal terms, equal amounts of new capacity for Y5 NAND Flash Memory Products, except as otherwise provided herein. So long as each Party’s Threshold NAND Capacity Ratio (as defined below) is greater than or equal to [***], each Party will pay [***] of the same product and same design rule.

7.3	Adjustment Payment. If either Party’s Threshold NAND Capacity Ratio falls below [***].

7.4	Cost Terms.

(a)	Fixed and Variable Manufacturing Costs. All costs of manufacturing shall be either Fixed Manufacturing Costs (as defined below) or Variable Manufacturing Costs (as defined below).

(i)	[***].

(ii)	[***].

(b)

Threshold NAND Capacity Ratio. The term “Threshold NAND Capacity Ratio” shall mean the applicable Party’s NAND lot per month capacity [***] in the Y5 Facility, as calculated on an Equivalent Lot (as defined below) basis divided by [***], provided, however, that [***].

(c)	Y5 Capacity Ratio. The term “Y5 Capacity Ratio” for either SanDisk or Toshiba shall mean [***].

(d)	Y5 NAND Capacity Ratio. The term “Y5 NAND Capacity Ratio” for either SanDisk or Toshiba shall mean [***].

(e)	Equivalent Lot. [***].

7.5

Negative Impacts. In the event of any negative impact on the cost or output efficiency of JV Y5 NAND Flash Memory Products or Flash Forward R/W due to Non-NAND Product production in one Party’s Non-JV Space, [***].

7.6	Cost and Methodology. In all events, Y5 manufacturing cost and wafer cost methodology will be in accordance with Toshiba’s past practice and accounting system.

8.	Other Agreements

To supplement their agreement as expressed in certain of the Master Operative Documents, the Parties agree as set forth in this Section 8. To the extent of any conflict between this Section 8 and any other Master Operative Document referenced in this Section 8, the other Master Operative Document shall prevail.

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8.1	Flash Forward Management.

(a)

As contemplated by the FF Operating Agreement, the Y5 Operating Committee’s purpose is to give both Parties the ability to influence the day to day operating decisions of Flash Forward and the Y5 Facility. The Y5 Operating Committee is intended to be a collaborative body with real-time communications, respectful consultation and dispute resolution with the goal of making the Y5 Facility the most competitive (cost and technology) memory fabrication facility in the world.

(b)

If the Y5 Operating Committee is unable to decide an issue (by agreement of its two members) such issue shall be referred to the Board of Executive Officers. Special meetings of the Board of Executive Officers may be noticed for issues requiring urgent resolution. The Parties contemplate that while a special meeting of the Board of Executive Officers is being noticed, their respective management teams will discuss any issue that the Y5 Operating Committee could not resolve.

(c)

If the Board of Executive Officers is unable to decide an issue (by unanimous agreement), such issue shall be referred to the Management Representatives for resolution, which shall be vested with final decision making authority. This Agreement separately provides for procedures if the Management Representatives is unable to reach agreement on such issue.

8.2	Y5 Facility.

(a)	Site Preparation, Building Construction and Facilitization.

(i)

Toshiba will design, construct and facilitize the Y5 Facility. SanDisk shall work with Toshiba to help minimize administrative approval delays. Toshiba shall exercise all commercially reasonable efforts to ensure that Y5 Facility is (A) insurable, (B) designed and constructed to mutually acceptable high levels of risk standards, and (C) is completed [***]; provided, that Toshiba shall have no liability to SanDisk, any Affiliate of SanDisk or Flash Forward if completion is not achieved by such time. The depreciation for the Y5 Facility will be charged in accordance with Section 8.3(d).

(ii)

With prior coordination with Toshiba and the construction contractors for the Y5 Facility, SanDisk will have reasonable access to the construction site for the Y5 Facility and to all information pertaining to the construction of the Y5 Facility, on condition that SanDisk will be solely responsible for all damage caused by such access.

(iii)	Building Depreciation Prepayment and Shortened Depreciation Schedule for [***]:

(A)	Each of the Parties agrees to [***], in a manner to be mutually agreed.

(B)	If [***], the Parties agree to [***].

(iv)	Also for purposes of this Section 8.2, Toshiba’s cost of site/land preparation for the Y5 Facility [***].

(b)

Land. With respect to the land purchased by Toshiba related to the establishment of the Y5 Facility, SanDisk will pay to Toshiba on a quarterly basis during the term of this Agreement compensation for [***] for the actual aggregate purchase price of such land [***]. For purposes of this Section 8.2, [***]. Annual depreciation of the Y5 Facility shall be calculated in accordance with Section 8.3(d). To the extent appropriate, these charges will be invoiced under the FF Foundry Agreement, as

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provided at Section 8.3 below. For any portion of the Y5 Capacity Ratio that is not subject to the FF Foundry Agreement, such charges shall be invoiced directly.

(c)

Incentives. Government incentives (financial or otherwise) attributable to the assets or operations of Flash Forward and the Y5 Facility will be shared by the Parties in accordance with the Y5 Capacity Ratio at the time such incentives are realized. The Parties will discuss such incentives and the sharing thereof based on the type of incentives.

8.3

FF Foundry Agreement. Flash Forward and Toshiba shall enter into the FF Foundry Agreement at the Closing. In the event SanDisk owns or leases manufacturing equipment located in the Y5 Facility as a result of [***], SanDisk and Toshiba will enter into a foundry agreement with terms substantially similar to the FF Foundry Agreement. The FF Foundry Agreement provides for ordering procedures, prices, delivery, cost reporting and other specific terms and conditions for the manufacture by Toshiba and supply to Flash Forward of Y5 NAND Flash Memory Products, which shall be consistent with the following basic terms:

(a)

Facilities, Equipment and Raw Materials. The manufacturing facilities will be located at the Y5 Facility and die sort will be located [***] or such other place as the Parties may agree upon. Flash Forward and Toshiba will enter into an exclusive lease agreement with respect to the Y5 Facility and Flash Forward’s manufacturing equipment located in the Y5 Facility to be used in the manufacture of Y5 NAND Flash Memory Products by Toshiba. Toshiba shall be responsible for obtaining the raw materials and services to be used in the manufacture of Y5 NAND Flash Memory Products. Raw materials shall be procured in accordance with that certain RMPA.

(b)

Production. Toshiba will manufacture Y5 NAND Flash Memory Products at the Y5 Facility for Flash Forward ordered by Toshiba and SanDisk under the terms and conditions of the FF Purchase and Supply Agreements. Flash Forward and Toshiba (from the Yokkaichi Facility) will use their best efforts to achieve the Business Plan manufacturing capacity. Wafers produced in the JV Space will be sorted between the Parties such that aggregate yield losses will be shared on an equal basis.

(c)	Operating Relationship. The Parties shall provide personnel necessary for the manufacturing of the Y5 NAND Flash Memory Products as described in Section 6.10.

(d)	Consideration to be Paid to Toshiba. Toshiba will be compensated by Flash Forward as provided in the FF Foundry Agreement [***].

(e)

No Duplication of Costs or Expenses. It is the intent of the Parties that any payments made by SanDisk under or pursuant to any Master Operative Documents, FA Operative Documents, FP Operative Documents or Joint Operative Documents shall not be duplicative and SanDisk shall in no event be required to pay or contribute more than once for any service, product or development work provided under such agreements, if such service, product or development work is provided under more than one agreement. In addition, if SanDisk makes a direct payment for any service, product or development work provided under any such agreement, the cost incurred by Toshiba (from the Yokkaichi Facility), Flash Alliance, Flash Partners or Flash Forward, as the case may be, in connection with the provision of such service, product or development work shall not be included in the applicable wafer price charged to SanDisk.

(f)

Exclusivity. The Yokkaichi Facility shall be Flash Forward’s exclusive manufacturing source for output of Y5 NAND Flash Memory Products. Flash Forward may seek external manufacturing sources for output in excess of the Yokkaichi Facility’s capacity upon agreement by the Management Representatives.

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8.4

FF Purchase and Supply Agreements. Flash Forward and each of the Parties or their respective Affiliates will enter into substantially identical FF Purchase and Supply Agreements providing for specific terms and conditions for the purchase by the Parties of Y5 NAND Flash Memory Products from Flash Forward, which shall be consistent with the following basic terms:

(a)	Manufacturing. Flash Forward shall manufacture or cause to be manufactured Y5 NAND Flash Memory Products and, as applicable, Y5 R/W as contemplated by Section 8.3.

(b)

Purchase Commitment. Except as contemplated in Section 6.3, each Party shall (itself or through Affiliates) purchase one half (based on a measure of Equivalent Lots out per week) of the total L/M of JV Y5 NAND Flash Memory Products. The foregoing purchase commitment of each Party shall not be subject to reduction except as provided in Section 6.6(b).

(c)	Sales Price for JV Y5 NAND Flash Memory Products Purchased by the Parties. The sales price charged by Flash Forward to the Parties for wafers manufactured at Y5 shall be the sum of:

(i)	[***]

(ii)	[***].

(d)	Other Cost Items. Other items related to the manufacture of Y5 NAND Flash Memory Products will be charged on a monthly basis from Flash Forward to the Parties and will include the following:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***]; and

(vi)	[***].

8.5

Documentation of JV R/W Production. In the event that R/W comes to be produced in the Y5 Facility, the Parties shall negotiate in good faith with respect to adopting modified documentation concerning such production, including, in the event of production in the JV R/W Space, (a) a foundry agreement indicating ordering procedures, prices, delivery, cost reporting and other specific terms and conditions for the manufacture by Toshiba and supply to Flash Forward of R/W, and (b) agreements governing the Parties’ respective purchases of R/W from Flash Forward, taking into account the differences between the production process of R/W and that of NAND Flash Memory Products, among other factors.

8.6	Other Matters.

(a)

Forecasts/Production Planning. Each Party will submit forecasts, [***] as further provided in the FF Purchase and Supply Agreements. The Parties shall use the system at the Yokkaichi Facility for such direct forecast submission, provided that the cost necessary for [***] shall be borne by SanDisk. Each Party shall be provided the same access to Y5 data relating to Flash Forward data and such Party’s non-JV data, including data used for output forecasts, as the Parties receive with respect to Y4 data

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relating to Flash Alliance. Flash Forward production planning will hold a monthly production planning meeting with representatives of each Party, as further provided in the FF Purchase and Supply Agreements. At such meetings, the Parties will agree on a production plan for the [***] which plan will be final (and the related forecast will be deemed to be covered by a binding purchase order).

(b)

Production Control. Flash Forward will provide each Party [***] on a non-discriminatory basis [***] with respect to [***] provided that the cost necessary for making such system available to SanDisk will be borne by SanDisk. Each Party shall be provided the same access to Y5 data relating to Flash Forward data and such Party’s non-JV data, including data used for tool/process analysis, as the Parties receive with respect to Y4 data relating to Flash Alliance. Each Party (through the Y5 Management Representatives) will have the right to discuss the production schedule, planned wafer starts and [***].

(c)

Operating Reports. SanDisk will have full access to any management or operation reports related to Flash Forward or Flash Forward’s business through the Y5 Operating Committee (as defined in the FF Operating Agreement). Management and operating reports related to Flash Forward or Flash Forward’s business as mutually agreed from time to time will be simultaneously made available in Japanese and English to each Party. Upon request, Toshiba employees will explain such reports to SanDisk’s employees and respond to questions from SanDisk’s employees, but Toshiba will not be responsible for SanDisk’s failure to understand such reports.

(d)

Insurance. Toshiba shall maintain or arrange property insurance covering assets owned or leased by Flash Forward, and business interruption insurance in respect of the business of Flash Forward, the scope and amounts of which shall be consistent with Toshiba’s practices at the Yokkaichi Facility and as required by any lender. This coverage shall provide basically full replacement value of all Flash Forward owned and leased equipment, subject to valuation as part of Toshiba’s annual insurance policy renewal, and shall name Flash Forward as a beneficiary in respect of assets owned or leased by it and Flash Forward’s employee expenses covered by business interruption insurance. On an annual basis, or when requested by either Party, the Y5 Operating Committee shall discuss and review the current insurance coverage and/or the need for any additional property or business interruption insurance in respect of Flash Forward’s assets or business. Further, SanDisk reserves the right to seek to arrange additional property or business interruption insurance for its own account in respect of Flash Forward’s assets or business, and shall be responsible for the maintenance of insurance with respect to equipment used in the SanDisk R/W Space and any SanDisk Unilateral Expansion Space, and Toshiba shall cooperate in good faith to provide such information and access as is reasonably necessary for SanDisk to arrange such insurance. If Toshiba makes a recovery from a third party (other than an insurer per the above) in respect of both assets of Flash Forward and other assets, then Toshiba shall allocate to Flash Forward a share of the net amount of such recovery in proportion to the losses suffered by Flash Forward and total losses suffered by Flash Forward and Toshiba.

9.	Termination

9.1	Termination.

(a)	Termination of any Master Operative Document by either Party shall be done only in good faith.

(b)

This Agreement shall be terminated automatically upon the earlier of the Transfer of all of a Party’s FF Interests to the other Party (or its Affiliate) or upon completion of the dissolution and liquidation of Flash Forward pursuant to Section 11 (Dissolution)

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of the FF Operating Agreement (the date of such Transfer or dissolution and liquidation, the “FF Termination Date”).

(c)

Upon termination of this Agreement resulting from an event of dissolution of Flash Forward due to the expiration of Flash Forward pursuant to Section 11.1(a) (Expiration) of the FF Operating Agreement:

(i)

the Parties shall further amend the Cross License Agreement, as then in effect, to specify that each Party’s patents issued or issuing on patent applications entitled to an effective filing date prior to the FF Termination Date are licensed on a royalty-free basis for the duration of such patents. The scope of the licenses as amended pursuant to this Section 9.1(c)(i) shall not be greater than the scope of those granted under the Cross License Agreement, as in effect as of the FF Termination Date.

(ii)

Toshiba shall grant to SanDisk, effective upon the FF Termination Date, a non-exclusive, non-transferable (except to Affiliates of SanDisk), non-sub-licensable, fully paid up, royalty-free license to make, have made, use, sell and have sold NAND Flash Memory Products anywhere in the world utilizing the NAND technology transferred to and/or utilized at the Yokkaichi Facility, and SanDisk shall have full access to all such know-how at the Yokkaichi Facility which has been transferred to the Yokkaichi Facility prior to the FF Termination Date.

(d)

Upon a termination of this Agreement resulting from (i) an event of dissolution of Flash Forward or (ii) one Party’s acquisition of all of the other Party’s FF Interests (the acquirer thereof referred to hereinafter as the “Acquiring Party” and the seller thereof referred to hereinafter as the “Selling Party”) pursuant to Section 11.5 (Dissolution Upon Notice) of the FF Operating Agreement:

(i)

Toshiba or the Acquiring Party, as the case may be, will, upon the request, prior to the FF Termination Date, of (A) SanDisk (such request to be made at the time of its notice pursuant to Section 11.5 of the FF Operating Agreement) in the case of the dissolution of Flash Forward or (B) the Selling Party (each, a “Requesting Party”) as the case may be, continue to manufacture NAND Flash Memory Products for the Requesting Party (not to exceed the Requesting Party’s capacity allocation available from Flash Forward under this Agreement as of the FF Termination Date (the “Termination Capacity”)) for a period of [***] following the Termination Date in the following ramp-down manner:

(A)	[***]

(B)	[***]

(C)	[***]

(ii)	Toshiba and SanDisk and their respective Affiliates shall have a perpetual, fully paid-up, royalty-free right to use technology previously transferred to one another during the term of this Agreement.

(iii)

The Parties shall further amend the Cross License Agreement to specify that each Party’s patents issued or issuing on patent applications entitled to an effective filing date prior to the FF Termination Date are licensed on a royalty free basis for the duration of such patents. The scope of the licenses as amended pursuant to this Section 9.1(d)(iii) shall not be greater than the scope of those granted under the Cross License Agreement, as in effect as of FF Termination Date.

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(iv)

Upon termination of this Agreement resulting from an event of dissolution of Flash Forward caused by Toshiba’s election to withdraw from Flash Forward pursuant to the FF Operating Agreement, Toshiba hereby grants to SanDisk, effective upon the FF Termination Date, a non-exclusive, non-transferable (except to Affiliates of SanDisk), non-sub-licensable, fully paid-up, royalty-free license to make, have made, use, sell and have sold NAND Flash Memory Products anywhere in the world utilizing the NAND technology transferred to and/or utilized at the Yokkaichi Facility, and SanDisk shall have full access to all such know-how at the Yokkaichi Facility which has been transferred to the Yokkaichi Facility prior to the FF Termination Date.

(e)	[Intentionally omitted.]

(f)

Upon termination of this Agreement resulting from an event of dissolution of Flash Forward or one Party’s acquisition of the other Party’s FF Interests following a Deadlock (as defined in the FF Operating Agreement) pursuant to Section 10.3 (Dispute Resolution; Deadlock) of the FF Operating Agreement:

(i)

In the case of one Party’s acquisition of the other Party’s FF Interests pursuant to Section 10.3(e) of the FF Operating Agreement, the Acquiring Party shall continue to manufacture products for the other Party (not to exceed the other Party’s Termination Capacity) for a period of [***] following the FF Termination Date in accordance with the following ramp down manner:

(A)	[***]

(B)	[***]

(C)	[***]

(ii)	The Parties and their respective Affiliates shall have a perpetual, fully paid-up, royalty-free right to use technology previously transferred to one another during the term of this Agreement.

(iii)

The Parties shall further amend the Cross License Agreement to specify that, with respect only to Y5 NAND Flash Memory Products and any other Licensed Products defined in the Cross License Agreement and manufactured with 300mm wafers at any facility, each Party’s patents issued or issuing on patent applications entitled to an effective filing date prior to the FF Termination Date are licensed: (x) at the royalty rates specified in Schedule 9.1(f) until March 31, 2018; and (y) thereafter, on a royalty-free basis. Both Parties shall negotiate in good faith for up to [***] upon request of either Party at any time during the [***] after the FF Termination Date to agree on royalty rates for patents filed by each Party after the FF Termination Date. The scope of the licenses as amended pursuant to this Section shall not be greater than the scope of those granted under the Cross License Agreement, as in effect as of the FF Termination Date.

(g)

Upon termination of this Agreement resulting from an event of dissolution of Flash Forward or a Party’s acquisition of the other Party’s FF Interests described in Section 11.3 (Dissolution Upon Event of Default) of the FF Operating Agreement:

(i)

The Parties shall further amend the Cross License Agreement to specify that, with respect only to Y5 NAND Flash Memory Products and any other Licensed Products defined in the Cross License Agreement and manufactured with 300mm wafers at any facility, each Party’s patents issued or issuing on patent applications entitled to an effective filing date prior to the FF Termination Date are licensed at the royalty rates specified in Schedule 9.1(g)

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for [***] after the FF Termination Date or until the end of [***], whichever comes first, and thereafter such licenses shall be [***].

(ii)

In the event that Toshiba or an Affiliate of Toshiba is the Defaulting Party, Toshiba shall grant to SanDisk, effective upon such date of termination, a non-exclusive, non-transferable (except to Affiliates of SanDisk), non-sub-licensable, fully paid-up, royalty-free license to make, have made, use, sell and have sold NAND Flash Memory Products anywhere in the world utilizing the NAND technology transferred to and/or utilized at the Yokkaichi Facility, and SanDisk shall have full access to all such know-how at the Yokkaichi Facility which has been transferred to the Yokkaichi Facility prior to the FF Termination Date.

(h)	Upon termination of this Agreement resulting from an event of dissolution described in Section 11.1(f) (Bankruptcy Event) of the FF Operating Agreement:

(i)

If such termination is caused by a Bankruptcy Event in respect of Toshiba, (x) the license granted to SanDisk under Toshiba Licensed Patents pursuant to the Cross License Agreement shall continue on a royalty-free basis, and (y) Toshiba shall grant to SanDisk, effective upon such date of termination, a non-exclusive, non-transferable (except to Affiliates of SanDisk), non-sub-licensable, fully paid-up, royalty-free license to make, have made, use, sell and have sold NAND Flash Memory Products anywhere in the world utilizing the NAND technology transferred to and/or utilized at the Yokkaichi Facility, and SanDisk shall have full access to all such know-how at the Yokkaichi Facility which has been transferred to the Yokkaichi Facility prior to the Termination Date.

(ii)

If such termination is caused by a Bankruptcy Event in respect of SanDisk, the license granted to Toshiba under SanDisk Licensed Patents (as defined in the Cross License Agreement) pursuant to the Cross License Amendment shall continue on a royalty-free basis.

(i)

Upon a termination of this Agreement resulting from a purchase and sale transaction described in Section 11.6 (Financing Default) of the FF Operating Agreement, there shall be no capacity ramp-down rights or obligations and:

(i)

If such termination is caused by a financing default in respect of Toshiba, (x) the Parties shall further amend the Cross License Agreement to specify that, with respect only to Y5 NAND Flash Memory Products and any other Licensed Products defined in the Cross License Agreement and manufactured with 300mm wafers at any facility, Toshiba’s patents issued or issuing on patent applications entitled to an effective filing date prior to the FF Termination Date are licensed to SanDisk on a royalty-free basis, and (y) Toshiba shall grant to SanDisk, effective upon such date of termination, a non-exclusive, non-transferable (except to Affiliates of SanDisk), non-sub-licensable, fully paid-up, royalty-free license to make, have made, use, sell and have sold NAND Flash Memory Products anywhere in the world utilizing the NAND technology transferred to and/or utilized at the Yokkaichi Facility, and SanDisk shall have full access to all such know-how at the Yokkaichi Facility which has been transferred to the Yokkaichi Facility prior to the Termination Date.

(ii)

If such termination is caused by a financing default in respect of SanDisk, the Parties shall further amend the Cross License Agreement to specify that, with respect only to Y5 NAND Flash Memory Products and any other Licensed Products defined in the Cross License Agreement and manufactured with 300mm wafers at any facility, SanDisk’s patents issued or issuing on patent

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applications entitled to an effective filing date prior to the FF Termination Date are licensed to Toshiba on a royalty-free basis.

(j)	Restructuring Costs.

(i)

In the event this Agreement is terminated, the Parties will exercise best efforts to plan such termination in advance with the goal of minimizing related costs. With respect to Toshiba employees and SanDisk employees working at the Y5 Facility, (A) in the case of those that are Toshiba employees, Toshiba will use its best efforts to retrain or relocate such individuals to other Toshiba facilities, and (B) in the case of those that are SanDisk employees, SanDisk will use its best efforts to retrain or relocate such individuals to other SanDisk facilities, each to the maximum extent possible.

(ii)	The Parties agree that in the event of such a SanDisk exit from Flash Forward, [***].

(A)	[***]

(B)	[***]

(iii)	Upon any termination of this Agreement, the Parties shall meet and discuss in good faith an estimate of the Restructuring Costs anticipated to be incurred by Toshiba. [***].

(k)	Unless otherwise expressly provided herein, termination of this Agreement shall not affect any surviving rights or obligations of either Party set forth in the Joint Operative Documents.

10.	Miscellaneous

10.1	Survival. Sections 1.3, 6.10(b)(vii), 6.11, 6.12(d), 9 and 10 and Appendix A shall survive the termination or expiration of this Agreement.

10.2

Entire Agreement. This Agreement, together with the exhibits, schedules, appendices and attachments thereto, constitutes the agreement of the Parties to this Agreement with respect to the subject matter hereof and supersedes all prior written and oral agreements and understandings with respect to such subject matter.

10.3

Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within such state without regard to the conflict of laws principles of such state. Each Master Operative Document shall be governed in accordance with its governing law provision and, in the absence of any such provision, by the first sentence of this Section 10.3.

10.4

Assignment. Except as separately agreed by the Parties in writing, neither Party may transfer this Agreement or any of its rights hereunder (except for any transfer to an Affiliate or in connection with a merger, consolidation or sale of all or substantially all the assets or the outstanding securities of such party, which transfer shall not require any consent of the other party) without the prior written consent of the other Party (which consent may be withheld in such other Party’s sole discretion), and any such purported transfer without such consent shall be void.

10.5

[***]. Notwithstanding the provisions of Section 2.9 of Appendix A, any other provision of this Agreement, and any delay beyond the date of hereof of execution by SanDisk Flash of this Agreement, Toshiba and SanDisk acknowledge and agree that, by the execution and delivery hereof to Toshiba and SanDisk Corporation: (a) this

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Agreement shall be effective as between Toshiba and SanDisk Corporation as of the date hereof; and (b) upon the execution and delivery to Toshiba and SanDisk Corporation of this Agreement by SanDisk Flash, SanDisk Flash shall be joined as a Party to this Agreement, this Agreement shall be effective by and among Toshiba, SanDisk Corporation and SanDisk Flash as of the date written by the signature of the authorized signatory of SanDisk Flash, and SanDisk Flash shall enjoy and be subject to all rights and obligations hereunder from and after such date.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the Parties as of the date first above written.

TOSHIBA CORPORATION

By:	/s/ Kiyoshi Kobayashi
Name:	Kiyoshi Kobayashi
Title:	President and CEO
Semiconductor Company Corporate Senior Vice President

SANDISK CORPORATION

By:	/s/ Eli Harari
Name:	Eli Harari
Title:	Chairman and CEO

SANDISK FLASH B.V.

By:	/s/ Sanjay Mehrotra
Name:	Sanjay Mehrotra
Title:	Director

[Signature Page to Flash Forward Master Agreement]

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APPENDICES

Appendix A - Definitions, Rules of Construction and General Terms and Conditions

EXHIBITS

(FF Operative Documents)

Exhibit A1 - Capital Interests Purchase Agreement

Exhibit A2 - FF Operating Agreement

Exhibit A3 - FF Patent Indemnification Agreement

Exhibit A4 - Environmental Indemnification Agreement

Exhibit A5 - Lease Agreement

Exhibit A6 - Toshiba-SanDisk Flash Services Agreement

Exhibit A7 - Toshiba-Flash Forward Services Agreement

Exhibit A8 - SanDisk Flash-Flash Forward Services Agreement

(Joint Operative Documents)

Exhibit B - Amendment No. 5 to Cross License Agreement

SCHEDULES

Schedule 4.5 - Litigation; Decrees

Schedule 4.7 - Patents and Proprietary Rights

Schedule 4.9 - Cross License Payment Obligations

Schedule 6.2(a) - Technology Transfer Costs

Schedule 7.4(a) - Fixed Manufacturing Costs and Variable Manufacturing Costs

Schedule 9.1(f) - Royalty in case of Deadlock Termination

Schedule 9.1(g) - Royalty in case of Event of Default Termination

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APPENDIX A

DEFINITIONS, RULES OF CONSTRUCTION AND

DOCUMENTARY CONVENTIONS

The following shall apply unless otherwise required by the main body of the agreement into which this Appendix A is being incorporated (as used herein, “this Agreement”):

Definitions

The following terms shall have the specified meanings:

“3D Collaboration Agreement”, means the 3D Collaboration Agreement, dated as of June 13, 2008, between SanDisk Corporation and Toshiba.

“Accountants” means such firm of internationally recognized independent certified public accountants for Flash Forward as is appointed pursuant to the FF Operating Agreement from time to time. Initially, the Accountants shall be Shin Nihon & Company, an affiliate of Ernst & Young LLP.

“Affiliate” of any Person means any other Person which directly or indirectly controls, is controlled by or is under common control with, such Person; provided, however, that the term Affiliate, (a) when used in relation to Flash Forward or any Subsidiary of Flash Forward, shall not include SanDisk Corporation or Toshiba or any Affiliate of either of them, and (b) when used in relation to SanDisk Corporation or Toshiba or any Affiliate of either of them, shall not include Flash Forward or any Subsidiary of Flash Forward.

“Articles” means the Articles of Incorporation of Flash Forward.

“Asahi Area” means Toshiba’s facilities in Asahi, Japan.

“Bankruptcy Event” means, with respect to any Person, the occurrence or existence of any of the following events or conditions: such Person (1) is dissolved; (2) becomes insolvent or fails or is unable or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding up or liquidation and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 60 days of the institution or presentation thereof; (5) has a resolution passed by its governing body for its winding-up or liquidation; (6) seeks or becomes subject to the appointment of an administrator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (regardless of how brief such appointment may be, or whether any obligations are promptly assumed by another entity or whether any other event described in this clause (6) has occurred and is continuing); (7) experiences any event which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) through (6) above; or (8) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

“Board of Executive Officers” has the meaning set forth in Section 5.1(a) of the FF Operating Agreement.

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“Burdensome Condition” means, with respect to any proposed transaction, any action taken, or credibly threatened, by any Governmental Authority or (except if such action or threat is frivolous) other Person to challenge the legality of such proposed transaction, including (i) the pendency of a governmental investigation (formal or informal) in contemplation of the possible actions described in clauses (ii)(A), (ii)(B) or (ii)(C) below, (ii) the institution of a suit or the written threat thereof (A) seeking to restrain, enjoin or prohibit the consummation of such transaction or material part thereof, to place any material condition or limitation upon such consummation or to invalidate, suspend or require modification of any material provision of any Operative Document, (B) challenging the acquisition by either Toshiba or SanDisk Flash of its Interests or (C) seeking to impose limitations on the ability of either Toshiba or SanDisk Flash effectively to exercise full rights as Members of Flash Forward, including the right to act on all matters properly presented to the parties pursuant to the FF Operating Agreement, or (iii) an order by a court of competent jurisdiction having any of the consequences described in (ii)(A), (ii)(B) or (ii)(C) above, or placing any conditions or limitations upon such consummation that are unreasonably burdensome in the reasonable judgment of the applicable Person.

“Business Day” means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of California or Japan) on which commercial banks are open for business in the State of California or Tokyo, Japan.

“Business Plan” means the Initial Business Plan and each subsequent business plan, including budgets and projections for Flash Forward for each relevant period, approved in accordance with Section 3.4(c) of the FF Operating Agreement and complying with Section 3.4(b) of the FF Operating Agreement.

“Capital Contribution” means the capital contribution made by or allocated to a Party by virtue of its ownership of Interests as indicated on Schedule 6.1 to the FF Operating Agreement.

“Change of Control” with respect to a Person means a transaction or series of related transactions as a result of which (i) more than 50% of the beneficial ownership of the outstanding common stock or other ownership interests of such Person (representing the right to vote for the board of directors or similar organization of such Person) is acquired by another Person or affiliated group of Persons, whether by reason of stock acquisition, merger, consolidation, reorganization or otherwise or (ii) the sale or disposition of all or substantially all of a Person’s assets to another Person or affiliated group of Persons.

“Closing” means the closing of the transactions described in Sections 2.1 of the Master Agreement.

“Closing Date” means the date of the Closing.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. Any reference to a particular provision of the Code or a treasury regulation promulgated pursuant to the Code means, where appropriate, the corresponding provision of any successor statute or regulation.

“Common R&D Agreement” means the Fourth Amended and Restated Common R&D and Participation Agreement, dated as of the Effective Date, between Toshiba and SanDisk Corporation.

“Companies Act” means the Companies Act (Kaisha-ho), Law No. 86 of July 26, 2005, as may be amended hereafter and in effect as at any time.

“Control” (including its correlative meanings “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the

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direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“Cross License Agreement” has the meaning given in the Master Agreement.

“Effective Date” means July 13, 2010.

“Environmental Indemnification Agreement” means the Flash Forward Mutual Contribution and Environmental Indemnification Agreement, dated as of July 13, 2010, between Toshiba and SanDisk Flash.

“Event of Default” means, with respect to a Party, the occurrence or existence of any of the following events or conditions which remains uncured for sixty (60) days following receipt by such Party of written notice thereof:

(a) a Bankruptcy Event in respect of such Party or any Person of which such Party is a Subsidiary; or

(b) the breach by such Party of its covenant in Section 9.1 of the FF Operating Agreement or the breach by such Party of its covenant in Section 5.1(b) of the Master Agreement, provided that a Change of Control of a Party shall not be deemed an Event of Default.

“FA Master Agreement” means the Master Agreement among Toshiba, SanDisk and SanDisk Ireland dated as of July 7, 2006.

“FA Operative Documents” means the Flash Alliance Master Agreement, dated as of July 7, 2006, the Share Purchase Agreement between Toshiba and SanDisk Ireland, dated as of July 7, 2006, the Operating Agreement between Toshiba and SanDisk Ireland, dated as of July 7, 2006, the Articles of Incorporation of Flash Alliance, the Foundry Agreement between Flash Alliance and Toshiba, dated as of July 7, 2006, the Purchase and Supply Agreement between Flash Alliance and [***], dated as of July 7, 2006, the Purchase and Supply Agreement between Flash Alliance and Toshiba, dated as of July 7, 2006, the Patent Indemnification Agreement among SanDisk Corporation, [***] and Toshiba, dated as of July 7, 2006, the Mutual Contribution and Environmental Indemnification Agreement between SanDisk Ireland and Toshiba, dated as of July 7, 2006, the Lease Agreement between Flash Alliance and Toshiba, as owner of the Yokkaichi Facility, dated as of July 7, 2006, the Services Agreement between SanDisk Ireland and Toshiba, dated as of July 7, 2006, the Services Agreement between Flash Alliance and Toshiba, as owner of the Yokkaichi Facility, dated as July 7, 2006, and the Services Agreement between Flash Alliance and SanDisk Ireland, dated as of July 7, 2006, in each case as amended by the JVRA.

“FF Foundry Agreement” means the Foundry Agreement, dated as of the Effective Date, between Flash Forward and Yokkaichi.

“FF Operating Agreement” means the Operating Agreement, dated as of the Effective Date, between Toshiba and SanDisk Flash.

“FF Operative Documents” has the meaning set forth in the Master Agreement.

“Fiscal Quarter” means, unless changed by the Board of Executive Officers, a calendar quarter.

“Fiscal Year” means the one year period commencing on April 1 of each year.

“Flash Alliance” means Flash Alliance, Ltd., a Japanese special limited liability company (tokurei yugen kaisha).

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“Flash Forward” has the meaning set forth in the Master Agreement.

“Flash Partners” means Flash Partners, Ltd., a Japanese special limited liability company (tokurei yugen kaisha).

“FP Master Agreement” means the Master Agreement among Toshiba, SanDisk and SanDisk International dated as of September 10, 2004.

“FP Operative Documents” means the Flash Partners Master Agreement, dated as of September 10, 2004, the Share Purchase Agreement between Toshiba and SanDisk Manufacturing, dated as of September 10, 2004, the Operating Agreement between Toshiba and SanDisk International, dated as of September 10, 2004, the Foundry Agreement between Flash Partners and Toshiba, dated as of September 10, 2004, the Purchase and Supply Agreement between Flash Partners and SanDisk International, dated as of September 10, 2004, the Purchase and Supply Agreement between Flash Partners and Toshiba, dated as of September 10, 2004, the Patent Indemnification Agreement between SanDisk Corporation and Toshiba, dated as of September 10, 2004, the Mutual Contribution and Environmental Indemnification Agreement between SanDisk Corporation and Toshiba, dated as of September 10, 2004, and the Lease Agreement between Flash Partners and Toshiba, as owner of the Yokkaichi Facility, dated as of September 10, 2004, in each case as amended by the JVRA.

“FVC Japan” means FlashVision Ltd., a Japanese special limited liability company (tokurei yugen kaisha).

“FVC Japan Equipment” means any equipment which is or will, from time to time, be owned or leased by FVC Japan.

“Governmental Action” means any authorization, consent, approval, order, waiver, exception, variance, franchise, permission, permit or license of, or any registration, filing or declaration with, by or in respect of, any Governmental Authority.

“Governmental Authority” means any United States or Japanese federal, state, local or other political subdivision or foreign governmental Person, authority, agency, court, regulatory commission or other governmental body, including the Internal Revenue Service and the Secretary of State of any State.

“Governmental Rule” means any statute, law, treaty, rule, code, ordinance, regulation, license, permit, certificate or order of any Governmental Authority or any judgment, decree, injunction, writ, order or like action of any court or other judicial or arbitration tribunal.

“Indebtedness” of any Person means, without duplication:

(a) all obligations (whether present or future, contingent or otherwise, as principal or surety or otherwise) of such Person in respect of borrowed money or in respect of deposits or advances of any kind;

(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(c) all obligations of such Person upon which interest charges are customarily paid, except for trade payables;

(d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person;

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(e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than with respect to the purchase of personal property under standard commercial terms);

(f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed;

(g) all guarantees by such Person of Indebtedness of others;

(h) all obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property (or a combination thereof), which obligations would be required to be classified and accounted for as capital leases on a balance sheet of such Person prepared in accordance with Japanese GAAP or US GAAP, as applicable;

(i) all obligations of such Person (whether absolute or contingent) in respect of interest rate swap or protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements; and

(j) all obligations of such Person as an account party in respect of letters of credit and bankers’ acceptances.

The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

“Indemnified Parties” means the Party being indemnified’s officers, directors, employees, agents, contractors, subcontractors, and transferees permitted pursuant to the FF Operating Agreement and the Master Agreement.

“Interests” means the issued and outstanding interests (mochibun) in Flash Forward.

“Japanese GAAP” means generally accepted accounting principles in Japan as in effect from time to time, consistently applied.

“Japanese GAAS” means generally accepted auditing standards in Japan as in effect from time to time.

“JMDY Agreement” means the Amended and Restated Joint Memory Development Yokkaichi Agreement, dated as of the Effective Date, between Toshiba and SanDisk Corporation.

“JV Y5 NAND Flash Memory Products” has the meaning given in Section 3.2(a)(ii) of the Master Agreement.

“JVRA” means the Joint Venture Restructure Agreement, dated as of January 29, 2009, among SanDisk Corporation and certain of its affiliates, Toshiba Corporation, Flash Alliance and Flash Partners, dated as of January 29, 2009.

“License Agreement” means the Patent Cross License Agreement, dated July 30, 1997, by and between Toshiba and SanDisk, as amended.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right with respect to such securities.

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“L/M” means Equivalent Lots (as defined in the Master Agreement) per month.

“Management Representative” has the meaning given in the Master Agreement.

“Master Agreement” means the Flash Forward Master Agreement, dated as of July 13, 2010, by and among Toshiba, SanDisk and SanDisk Flash.

“Material” means, with respect to any Person, an event, change or effect which is or, insofar as reasonably can be foreseen, will be material to the condition (financial or otherwise), properties, assets, liabilities, capitalization, licenses, businesses, operations or prospects of such Person and, in the case of Flash Forward, the ability of Flash Forward to carry out its then-current Business Plan.

“Member” means the holder of any Interests.

“NAND Flash Memory Products” has the meaning given in Section 3.2 of the Master Agreement.

“Net Book Value” means, with respect to any Person, the total assets of such Person less the total liabilities of such Person, in each case as determined in accordance with Japanese GAAP or US GAAP, as applicable.

“Patent Indemnification Agreement” means the Patent Indemnification Agreement dated as of July 13, 2010, among Toshiba, SanDisk Corporation and SanDisk Flash.

“Percentage” means, with respect to any Member (as defined in the FF Operating Agreement), the percentage of such Member’s ownership interest in Flash Forward. For the avoidance of doubt, as of the date hereof, Percentage means with respect to Toshiba or its Affiliate, 50.1%, and with respect to SanDisk Flash or its Affiliate, 49.9%; provided, however, if either Member transfers all of its Interests to any Affiliate in accordance with the FF Operating Agreement, its Percentage shall be 0% and such Affiliate transferee shall receive the entire Percentage of the transferring Member.

“Permitted Liens” means (a) the rights and interests of Flash Forward, either Party or any Affiliate of any such Person as provided in the FF Operative Documents, and (b) Liens for Taxes which are not due and payable or which may after contest be paid without penalty or which are being contested in good faith and by appropriate proceedings and so long as such proceedings shall not involve any substantial risk of the sale, forfeiture or loss of any part of any relevant asset or title thereto or any interest therein.

“Person” means any individual, firm, company, corporation, limited liability company, unincorporated association, partnership, trust, joint venture, Governmental Authority or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Product Development Agreement” means the Amended and Restated Product Development Agreement, dated as of the Effective Date, between Toshiba and SanDisk Corporation.

“SanDisk Corporation” means SanDisk Corporation, a Delaware corporation.

“SanDisk Flash” means SanDisk Flash B.V., a company organized under the laws of The Netherlands.

“SanDisk Ireland” means SanDisk (Ireland) Limited, a company organized under the laws of the Republic of Ireland.

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“SanDisk International” means SanDisk (Cayman) Limited, a company organized under the laws of the Cayman Islands.

“SanDisk Purchase and Supply Agreement” means the Purchase and Supply Agreement, dated as of the Effective Date, between SanDisk Flash and Flash Forward.

“Subsidiary” of any Person means any other Person:

(i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or

(ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right to make decisions (equivalent to those generally reserved for the board of directors of a corporation) for such other Person is, now or hereafter owned or controlled, directly or indirectly, by such Person, but such other Person shall be deemed to be a Subsidiary only so long as such ownership or control exists; provided, however, that the term Subsidiary as used in any FF Operative Document, when used in relation to a Party or any of its Affiliates, shall not include Flash Forward or any of its Subsidiaries.

“Tax” or “Taxes” means all United States or Japanese Federal, state, local or other political subdivision and foreign taxes, assessments and other governmental charges, including: (a) taxes based upon or measured by gross receipts, income, profits, sales, use or occupation and (b) value added, ad valorem, transfer, franchise, withholding, payroll, employment, excise or property taxes, together with (c) all interest, penalties and additions imposed with respect to such amounts and (d) any obligations under any agreements or arrangements with any other Person with respect to such amounts.

“Termination Date” means the date on which one Member, itself or together with its Affiliates, holds one hundred percent (100%) of the interests of Flash Forward or the date Flash Forward is dissolved in accordance with applicable law.

“Toshiba” means Toshiba Corporation, a Japanese corporation.

“Toshiba Capacity” has the meaning set forth in the JVRA.

“Toshiba Licensed Patent” has the meaning given in the Cross License Agreement.

“Toshiba- SanDisk Flash Services Agreement” means the Services Agreement, dated as of the Effective Date, between SanDisk Flash and Toshiba.

“Toshiba Purchase and Supply Agreement” means the Purchase and Supply Agreement, dated as of the Effective Date, between Toshiba and Flash Forward.

“Transfer” means any transfer, sale, assignment, conveyance, creation of any Lien (other than a Permitted Lien), or other disposal or delivery, including by dividend or distribution, whether made directly or indirectly, voluntarily or involuntarily, absolutely or conditionally, or by operation of law or otherwise.

“Unique Activities” means production activities of Flash Forward at the request of either Member to (i) implement changes in the manufacturing processes to be employed for Products to be manufactured for such Member (or its Affiliates) that are not agreed to by the other Member, (ii) commence manufacturing other Products for the requesting Member (or its Affiliates) that the other Member does not desire to have manufactured for it and which require a change in manufacturing processes or in the utilization of the Facility or production

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resources, or (iii) implement any other change in its operations in order to manufacture Products specifically for the requesting Member (or its Affiliates).

“US GAAP” means generally accepted accounting principles in the United States as in effect from time to time, consistently applied.

“US GAAS” means generally accepted auditing standards in the United States as in effect from time to time.

“Y3 Facility” means the facility at which Y3 NAND Flash Memory Products are manufactured for Flash Partners.

“Y3 NAND Flash Memory Products” has the meaning given in Section 3.2(a)(iii) of the Master Agreement.

“Y4 Facility” means the facility at which Y4 NAND Flash Memory Products are manufactured for Flash Alliance.

“Y4 NAND Flash Memory Products” has the meaning given in Section 3.2(a)(iii) of the Master Agreement.

“Y5 Facility” has the meaning given in the Master Agreement.

“Y5 NAND Flash Memory Products” has the meaning given in Section 3.2(a)(ii) of the Master Agreement.

“Yokkaichi Facility” means Toshiba’s facilities in Yokkaichi Japan, including the FVC Japan Equipment, the Y3 Facility, the Y4 Facility, the Y5 Facility and Toshiba’s Asahi facility.

Rules of Construction and Documentary Conventions

2.1 Amendment and Waiver. No amendment to or waiver of this Agreement shall be effective unless it shall be in writing, identify with specificity the provisions of this Agreement that are thereby amended or waived and be signed by each party hereto. Any failure of a party to comply with any obligation, covenant, agreement or condition contained in this Agreement may be waived by the party entitled to the benefits thereof only by a written instrument duly executed and delivered by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure of compliance.

2.2 Severability. If any provision of this Agreement or the application of any such provision is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement (except as may be expressly provided in this Agreement) or invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that renders any provision of this Agreement invalid, illegal or unenforceable in any respect. The parties hereto shall, to the extent lawful and practicable, use their reasonable efforts to enter into arrangements to reinstate the intended benefits, net of the intended burdens, of any such provision held invalid, illegal or unenforceable. If the intent of the Parties for entering into the FF Operative Documents, considered as a single transaction, cannot be preserved, the FF Operative Documents shall either be renegotiated or terminated by mutual agreement of the Parties.

2.3 Assignment. Except as may otherwise be specifically provided in this Agreement, no party hereto shall Transfer this Agreement or any of its rights hereunder (except for any

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Transfer to an Affiliate or in connection with a merger, consolidation or sale of all or substantially all the assets or the outstanding securities of such party, which Transfer shall not require any consent of the other parties) without the prior written consent of each other party hereto (which consent may be withheld in each such other party’s sole discretion), and any such purported Transfer without such consent shall be void.

2.4 Remedies.

(a) Except as may otherwise be specifically provided in this Agreement, the rights and remedies of the parties under this Agreement are cumulative and are not exclusive of any rights or remedies which the parties hereto would otherwise have.

(b) Equitable relief, including the remedies of specific performance and injunction, shall be available with respect to any actual or attempted breach of this Agreement; provided, however, in the absence of exigent circumstances, the parties shall refrain from commencing any lawsuit or seeking judicial relief in connection with such actual or attempted breach that is contemplated to be addressed by the dispute resolution process set forth in the Master Agreement and in Section 2.5 of this Appendix A until the parties have attempted to resolve the subject dispute by following said dispute resolution process to its conclusion.

(c) If the due date for any amount required to be paid under this Agreement is not a Business Day, such amount shall be payable on the next succeeding Business Day; provided that if payment cannot be made due to the existence of a banking crisis or international payment embargo, such amount may be paid within the following 30 days. If due to the occurrence of an act of God, any party is prevented from providing training, technical assistance or other similar support required to be provided to Flash Forward pursuant to this Agreement, such party shall have an additional 30 day period to make alternative arrangements to provide such support.

2.5 Arbitration. Any dispute concerning this Agreement shall be referred to the Management Representatives and handled by it in accordance with the Master Agreement. If the Management Representatives cannot resolve such dispute in accordance with the terms of the Master Agreement, then such dispute will be settled by binding arbitration in San Francisco, California. The dispute shall be heard by a panel of three arbitrators pursuant to the rules of the International Chamber of Commerce. The awards of such arbitration shall be final and binding upon the parties thereto. Each party will bear its own fees and expenses associated with the arbitration. Filing fees and arbitrator fees charged by the ICC shall be borne equally by the Parties.

2.6 Damages Limited. IN THE ABSENCE OF ACTUAL FRAUD, IN NO EVENT SHALL ANY PARTY BE LIABLE TO OR BE REQUIRED TO INDEMNIFY ANY OTHER PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGE OF ANY KIND, (INCLUDING WITHOUT LIMITATION LOSS OF PROFIT OR DATA), WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH LOSS.

2.7 Parties in Interest; Limitation on Rights of Others. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. Nothing in this Agreement, whether express or implied, shall give or be construed to give any Person (other than the parties hereto and their permitted successors and assigns) any legal or equitable right, remedy or claim under or in respect of this Agreement, unless such Person is expressly stated in such agreement or instrument to be entitled to any such right, remedy or claim.

2.8 Table of Contents; Headings. The Table of Contents and Article and Section headings of this Agreement are for convenience of reference only and shall not affect the construction of or be taken into consideration in interpreting any such agreement or instrument.

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2.9 Counterparts; Effectiveness. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts shall together constitute but one and the same contract. This Agreement shall not become effective until one or more counterparts have been executed by each party hereto and delivered to the other parties hereto.

2.10 Entire Agreement. This Agreement, together with each other FF Operative Documents and the Exhibits, Schedules, Appendices and Attachments hereto and thereto, when completed, constitute the agreement of the parties to the FF Operative Documents with respect to the subject matter thereof and supersede all prior written and oral agreements and understandings with respect to such subject matter.

2.11 Construction. References in this Agreement to any gender include references to all genders, and references in this Agreement to the singular include references to the plural and vice versa. Unless the context otherwise requires, the term “party” when used in this Agreement means a party to this Agreement. References in this Agreement to a party or other Person include their respective permitted successors and assigns. The words “include”, “includes” and “including”, when used in this Agreement, shall be deemed to be followed by the phrase “without limitation”. Unless the context otherwise requires, references used in this Agreement to Articles, Sections, Exhibits, Schedules, Appendices and Attachments shall be deemed references to Articles and Sections of, and Exhibits, Schedules, Appendices and Attachments to, this Agreement. Unless the context otherwise requires, the words “hereof”, “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement. Any reference to a FF Operative Document shall include such FF Operative Document as amended or supplemented from time to time in accordance with the provisions thereof.

2.12 Official Language. The official language of this Agreement is the English language only, which language shall be controlling in all respects, and all versions of this Agreement in any other language shall not be binding on the parties hereto or nor shall such other versions be admissible in any legal proceeding, including arbitration, brought under this Agreement. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

2.13 Notices. All notices and other communications to be given to any party under this Agreement shall be in writing and any notice shall be deemed received when delivered by hand, courier or overnight delivery service, or by facsimile (if confirmed within two Business Days by delivery of a copy by hand, courier or overnight delivery service), or five days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid and shall be directed to the address of such party specified below (or at such other address as such party shall designate by like notice):

(a) If to SanDisk or SanDisk Flash:

SanDisk Corporation

601 McCarthy Boulevard

Milpitas, CA 95035 USA

Telephone: (408) 542-0555

Facsimile: (408) 542-0600

Attention: President and CEO

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With a copy to:

SanDisk Corporation

601 McCarthy Boulevard

Milpitas, CA 95035 USA

Telephone: (408) 548-0208

Facsimile: (408) 548-0385

Attention: Vice President and General Counsel

(b) If to Toshiba:

Toshiba Corporation

Semiconductor Company

1-1 Shibaura 1-Chome

Minato-Ku, Tokyo 105-8001 Japan

Telephone: 011 81 3 3457 3362

Facsimile: 011 81 3 5444 9339

Attention: Memory Division, Vice President

With a copy to:

Toshiba Corporation

Semiconductor Company

Legal Affairs Division

1-1 Shibaura 1-Chome

Minato-Ku, Tokyo 105-8001 Japan

Telephone: 011-81-3-3457-3452

Facsimile: 011-81-3-5444-9342

Attention: General Manager

(c) If to Flash Forward:

Flash Forward, Ltd.

800 Yamanoisshikicho,

Yokkaichi, Mie, Japan

Attention: President

With a copy to:

SanDisk Corporation

601 McCarthy Boulevard

Milpitas, CA 95035 USA

Telephone: (408) 542-0510

Facsimile: (408) 542-0640

Attention: Chief Operating Officer

And

Toshiba Corporation

Semiconductor Company

Legal Affairs Division

1-1 Shibaura 1-Chome

Minato-Ku, Tokyo 105-8001 Japan

Telephone: 011-81-3-3457-3452

Facsimile: 011-81-3-5444-9342

Attention: General Manager

2.14 Non Disclosure Obligations. Each party hereto agrees as follows:

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(a) In this Agreement, “Confidential Information” means information disclosed in written, recorded, graphical or other tangible from which is marked as “Confidential”, “Proprietary” or in some other manner to indicate its confidential nature, and/or orally or in other intangible form, identified as confidential at the time of disclosure and confirmed as confidential information in writing within thirty (30) days of its initial disclosure.

(b) For a period of [***] from the date of receipt of the Confidential Information disclosed by one Party (the “Disclosing Party”) hereunder, the receiving Party (the “Receiving Party”) agrees to safeguard the Confidential Information and to keep it in confidence and to use reasonable efforts, consistent with those used in the protection of its own confidential information, to prevent its disclosure to third parties, except that the Receiving Party shall not be obligated hereunder in any respect to information which:

(i)	is already known to the Receiving Party at the time of its receipt from the Disclosing Party as reasonably evidenced by its written records; or

(ii)	is or becomes publicly available without breach of this Agreement by the Receiving Party; or

(iii)	is made available to a third party by the Disclosing Party without restriction on disclosure; or

(iv)	is rightfully received by the Receiving Party from a third party without restriction and without breach of this Agreement; or

(v)	is independently developed by the Receiving Party as reasonably evidenced by its written records contemporaneous with such development; or

(vi)

is disclosed with the prior written consent of the Disclosing Party, provided that each recipient from the Receiving Party shall execute a confidentiality agreement prohibiting further disclosure of the Confidential Information, under terms no less restrictive that those provided in this Agreement; or

(vii)

is required to be disclosed by the order of a governmental agency or legislative body of a court of competent jurisdiction, provided that the Receiving Party shall give the Disclosing Party prompt notice of such request so that the Disclosing Party has an opportunity to defend, limit or protect such disclosure; or

(viii)

is required to be disclosed by applicable securities of other laws or regulations, provided that SanDisk shall, prior to any such disclosure required by the U.S. Securities and Exchange Commission, provide Toshiba with notice which includes a copy of the proposed disclosure. Further, SanDisk shall consider Toshiba’s timely input with respect to the disclosure.

(c) Receiving Party shall use its reasonable best efforts to limit dissemination of the Disclosing Party’s Confidential Information to such of its employees who have a need to know such information for the purpose for which such information was disclosed to it. Receiving Party understands that disclosure or dissemination of the Disclosing Party’s Confidential Information not expressly authorized hereunder would cause irreparable injury to the Receiving Party, for which monetary damages would not be an adequate remedy and the Disclosing Party shall be entitled to equitable relief in addition to any remedies the Disclosing Party may have hereunder or at law.

(d) Nothing contained in this Agreement shall be construed as granting or conferring any rights, licenses or relationships by the transmission of the Confidential Information.

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(e) All Confidential Information disclosed hereunder shall remain the property of the Disclosing Party. Upon request by the Disclosing Party, the Receiving Party shall return all Confidential Information, including any and all copies thereof, or certify in writing that all such Confidential Information had been destroyed.

2.15 Definitions. The definitions set forth in Article I of this Appendix A shall apply to this Article II.

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Schedule 4.5

Litigation, Decrees

For Toshiba: [***]

For SanDisk: [***]

Schs., p. 1

Execution Version

Schedule 4.7

Patents and Proprietary Rights

For Toshiba: [***]

For SanDisk: [***]

Schs., p. 2

Execution Version

Schedule 4.9

Cross License Payment Obligations

For Toshiba: [***]

For SanDisk: [***]

Schs., p. 3

Execution Version

Schedule 6.2(a)

Technology Transfer Costs

[***]

Schs., p. 4

Execution Version

Schedule 7.4(a)

Fixed Manufacturing Costs and Variable Manufacturing Costs

(i) “Fixed Manufacturing Costs” shall include [***].

(ii) “Variable Manufacturing Costs” shall include [***].

Schs., p. 5

Execution Version

Schedules 9.1(f) and 9.1(g) Generally

For the purpose of Schedules 9.1(f) and 9.1(g), the following terms shall have the following meanings, and all capitalized term used herein but not defined herein are defined in the [***]

“Adapter” shall mean [***].

“Card with Controller” shall mean [***].

“Embedded NAND MLC” shall mean [***].

“Embedded NAND SLC” shall mean [***].

“NAND Controller” shall mean [***].

“NAND MLC” shall mean [***].

“NAND SLC” shall mean [***].

“NOR Controller” shall mean [***].

“NOR MLC” shall mean [***].

“NOR SLC” shall mean [***].

“Other IC” shall mean [***].

Schs., p. 6

Execution Version

Schedule 9.1(f)

Royalty in case of Deadlock Termination

[***]

Schs., p. 7

Execution Version

Schedule 9.1(g)

Royalty in case of Event of Deadlock Termination

[***]

Schs., p. 8